    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 7, 2008

                                                    REGISTRATION NOS. 333-149499
                                                                       811-22188
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      PRE-EFFECTIVE AMENDMENT NO. 2                              [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 2                                            [X]


                      VAN KAMPEN RETIREMENT STRATEGY TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (212) 296-6990
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             AMY R. DOBERMAN, ESQ.
                               MANAGING DIRECTOR
                          VAN KAMPEN INVESTMENTS INC.
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:
                            CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700
                             ---------------------
     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485 If appropriate check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share.

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION -- DATED OCTOBER 7, 2008


                                         MUTUAL FUNDS

                                         VAN KAMPEN
                                         RETIREMENT STRATEGY FUNDS

                                         2050 Retirement Strategy Fund  2025 Retirement Strategy Fund
                                         2045 Retirement Strategy Fund  2020 Retirement Strategy Fund
                                         2040 Retirement Strategy Fund  2015 Retirement Strategy Fund
                                         2035 Retirement Strategy Fund  2010 Retirement Strategy Fund
                                         2030 Retirement Strategy Fund  In Retirement Strategy Fund

                                         ---------------------------------------

                                         This Prospectus is dated

                                         October 8, 2008

                                         CLASS A SHARES
                                         CLASS C SHARES

     (VAN KAMPEN INVESTMENTS LOGO)
                                        Each Fund's (except for the In
                                        Retirement Strategy Fund) investment
                                        objective is to seek high levels of
                                        long-term total return until the
                                        target retirement date and then to
                                        seek current income consistent with
                                        preservation of capital. The In
                                        Retirement Strategy Fund's investment
                                        objective is to seek current income
                                        consistent with preservation of
                                        capital.

                                        Shares of the Funds have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Funds..............................  11
Investment Objectives, Principal Investment
Strategies and Risks........................................  15
Investment Advisory Services................................  26
Purchase of Shares..........................................  28
Redemption of Shares........................................  36
Distributions from the Funds................................  38
Shareholder Services........................................  38
Frequent Purchases and Redemptions of the Funds' Shares.....  40
Federal Income Taxation.....................................  41
Disclosure of Portfolio Holdings............................  42
Appendix A -- Underlying Funds.............................. A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                                    OVERVIEW

This Prospectus provides information about the ten Van Kampen Retirement Strategy Funds (each referred to as a "Fund" and collectively as the "Funds"):

Van Kampen 2050 Retirement Strategy Fund

Van Kampen 2045 Retirement Strategy Fund

Van Kampen 2040 Retirement Strategy Fund

Van Kampen 2035 Retirement Strategy Fund

Van Kampen 2030 Retirement Strategy Fund

Van Kampen 2025 Retirement Strategy Fund

Van Kampen 2020 Retirement Strategy Fund

Van Kampen 2015 Retirement Strategy Fund

Van Kampen 2010 Retirement Strategy Fund

Van Kampen In Retirement Strategy Fund

Each Fund seeks to provide an asset allocation strategy designed for investors planning to retire on or about a specific year, except for the Van Kampen In Retirement Strategy Fund (the "In Retirement Strategy Fund"), which is designed to provide income for investors who have already retired.

                             INVESTMENT OBJECTIVES

Each Fund's (except for the In Retirement Strategy Fund) investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The In Retirement Strategy Fund's investment objective is to seek current income consistent with preservation of capital. Each Fund's investment objective may be changed by its Board of Trustees without shareholder approval, but no change is anticipated.

                        PRINCIPAL INVESTMENT STRATEGIES

Each Fund is a "fund of funds" which invests in a number of other funds in the Van Kampen fund complex ("Affiliated Underlying Funds") and non-affiliated funds ("Unaffiliated Underlying Funds" and, together with Affiliated Underlying Funds, "Underlying Funds"). The Underlying Funds in which the Funds invest may include mutual funds and exchange traded funds ("ETFs"). Each Fund will seek to achieve its investment objective by investing in a portfolio of Underlying Funds that represent various asset classes and sectors that will change over time as the target retirement date in a given Fund's name gets closer.

The Funds are designed primarily for investors seeking a professionally managed investment program to simplify the accumulation of assets prior to and during retirement. Each Fund (other than the In Retirement Strategy Fund) is managed based on an approximate retirement year (the "target retirement date") included in its name. In general, the Funds' investment programs assume the investor turns 65 on or about the target retirement date. To accommodate a wider range of investor preferences and retirement time horizons than is possible with a single fund, the Van Kampen Retirement Strategy Funds offer ten Funds with different combinations of asset allocations. Choosing a Fund with an earlier target retirement date generally represents a more conservative choice and choosing a Fund with a later target retirement date generally represents a more aggressive choice. The In Retirement Strategy Fund seeks to provide a level of return able to sustain systemic withdrawals for investors who have already retired. The following table details the way each Fund currently allocates investments among various asset classes.

                                           TARGET ALLOCATION AMONG
                                       UNDERLYING FUNDS AS OF THE DATE
                                             OF THIS PROSPECTUS
                                      ---------------------------------
                                                  FIXED
                   RETIREMENT YEAR               INCOME     ALTERNATIVE
                 (ASSUMES RETIREMENT  EQUITY      FUNDS     INVESTMENT
  FUND               AGE OF 65)        FUNDS    AND CASH       FUNDS
  ----           -------------------  -------   ---------   -----------
  2050           2048-2052              80%        10%          10%
  2045           2043-2047              80%        10%          10%
  2040           2038-2042              80%        10%          10%
  2035           2033-2037              80%        10%          10%
  2030           2028-2032              71%        19%          10%
  2025           2023-2027              64%        28%           8%
  2020           2018-2022              58%        36%           6%
  2015           2013-2017              51%        44%           4%
  2010           2008-2012              46%        51%           3%
  In Retirement  Post Retirement        22%        78%           0%

Appendix A to this Prospectus lists those Underlying Funds currently available for investment by the Funds and shows each such Underlying Fund's investment adviser and/or investment subadviser and its investment objective(s) and primary investment strategy as of the date of this Prospectus. As shown on Appendix A, each of the Funds currently expects to invest primarily in certain Affiliated Underlying Funds which, like the Funds, are advised by Van Kampen Asset Management, and in certain Unaffiliated Underlying Funds advised by Russell Investment Management Company (the

"Russell Underlying Funds"). The Russell Underlying Funds employ Russell's "multi-style, multi-manager" approach, whereby portions of such funds are allocated to different money managers (unaffiliated with Russell Investment Management and Van Kampen Asset Management) who employ distinct investment styles. Thus, the Funds provide investors with access to a number of different money managers. For more information on Van Kampen Asset Management and Russell Investment Management Company, see the section entitled "Investment Advisory Services."

The Funds are not required to invest in all of the Underlying Funds nor are the they required to invest in any single Underlying Fund. There is no minimum percentage in which a Fund must invest in any Underlying Fund; however, no Fund may invest more than 50% of its assets at the time of investment in any one Underlying Fund and no Fund may hold more than 25% of the outstanding voting securities of an Unaffiliated Underlying Fund at the time of investment. From time to time, the Funds' investment adviser may select new or different Underlying Funds other than those listed on Appendix A without prior approval of or prior notice to shareholders.

Although the Funds do not engage in active trading or attempt to capture short-term market opportunities with respect to Underlying Funds, the Funds' investment adviser monitors the Underlying Funds and may from time to time adjust the percentage of assets invested in any specific Underlying Fund held by a Fund.

Over time, the asset allocation mix will change according to a "glide path" developed by the Funds' investment subadviser. The glide path represents the shifting of assets over time. The glide path is designed to help investors accumulate assets over time needed to generate income during their retirement years. The current projected glide path is set forth below. The Funds' investment adviser continuously monitors the glide path and each Fund's asset allocation and seeks to identify improvements that would benefit shareholders. Accordingly, the investment subadviser may modify the glide path (and therefore a Fund's target allocations among the Underlying Funds) in the future in accordance with changes in Fund performance, economic outlook and the investment adviser's asset allocation methodology.

The following glide path chart illustrates how the asset allocation mix of the Funds is currently projected to change over time.

                               [GLIDE PATH CHART]

Each Fund has target allocations for the broad asset classes of equity securities, fixed income securities and alternative investments. As the glide path shows, each Fund's asset mix becomes more conservative as it approaches its target retirement date. This reflects the need to reduce investment risk and lower volatility as retirement approaches and the Fund becomes a source of income after retirement.

Subject to the target allocations for each Fund, the Funds' investment adviser determines the underlying asset allocations, manages daily cash flow activities and rebalances the Funds generally on an annual basis to ensure appropriate allocations among asset classes and among Underlying Funds in accordance with the applicable target allocations. In addition, the investment adviser may rebalance the Funds from time to time based on market conditions.

After the target retirement date, the Funds will continue on a glide path to a more conservative allocation designed to place greater emphasis on income and reduce investors' overall risk. Approximately 15 years after a Fund's stated target retirement date, the Fund's exposure to equity Underlying Funds will become static and approximate that of the In Retirement Strategy Fund. Beginning with a Fund's target retirement date, the Fund's Board of Trustees may approve combining such Fund with the In Retirement Strategy Fund. The board will approve a combination with the In Retirement Strategy Fund if it determines the combination to be in the best interest of Fund shareholders. Once such a combination occurs, shareholders will own shares of the In Retirement Strategy Fund. Shareholders will be notified prior to, but will not have to approve, such a combination.

While the glide path is designed to accumulate assets needed to generate income during retirement years, there is no guarantee the investment adviser will correctly predict market or economic conditions or that the Underlying Funds will achieve their respective investment objectives and, as with other mutual fund investments, you could lose money.

                           PRINCIPAL INVESTMENT RISKS

An investment in any of the Funds is subject to risks, and you could lose money on your investment in a Fund. There can be no assurance that the Funds will achieve their investment objective.

                           RISKS OF INVESTING IN THE
                           RETIREMENT STRATEGY FUNDS

FUND SELECTION RISK. It is expected that investors will select a Fund whose stated target retirement date is closest to their retirement date. Choosing a Fund with an earlier target retirement date represents a more conservative choice; choosing a Fund with a later target retirement date represents a more aggressive choice. The target retirement date of a Fund should not necessarily represent the year an investor intends to start withdrawing retirement assets; it should be a guide only. More conservative investors should choose a Fund with a target retirement date earlier than their planned retirement year. To the extent that a Fund's assets decrease over time, that Fund's expense ratio is likely to increase.

ALLOCATION RISK. Each Fund's ability to achieve its investment objective depends on the Funds' investment adviser's ability to select the appropriate mix of Underlying Funds. There is the risk that the Funds' investment adviser's asset allocation methodology and assumptions regarding the Underlying Funds may be incorrect in light of actual market conditions. Neither the Funds nor their investment adviser can assure that a recommended asset allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon. An investor may need to take into account other factors in determining the appropriateness of the Funds. Each Fund allocates its assets among Underlying Funds within certain ranges. Therefore, each Fund may have less flexibility to invest than other mutual funds without such constraints.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Funds invest has its own investment risks, and those risks can affect the value of the Underlying Funds' shares and therefore the value of the Funds' investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives. The Underlying Funds may change their investment objectives or policies without the approval of the Funds. In addition, an Underlying Fund may cease operations, merge or combine with other funds or close to investors. If an Underlying Fund were to change, the Funds may be forced to sell their shares of the Underlying Fund at a disadvantageous time. The Funds bear their own expenses and indirectly bear the proportionate share of expenses of the Underlying Funds in which they invest.

AFFILIATED UNDERLYING FUNDS RISKS. In selecting among Affiliated Underlying Funds (which are also advised by the Funds' investment adviser), the Funds' investment adviser is subject to the potential conflict of interest presented because the fees paid by some Affiliated Underlying Funds to their investment adviser are higher than the fees paid by other Affiliated Underlying Funds; however, the Funds' investment adviser seeks to select those Underlying Funds that best satisfy its asset allocation methodology and each Fund's target asset allocation weighting.

UNAFFILIATED UNDERLYING FUNDS RISKS. Although the Funds' investment adviser monitors and seeks to coordinate the overall asset allocation of the Funds, each Underlying Fund's investment adviser makes investment decisions independently. The investment styles employed by Underlying Funds' investment advisers may not be complementary. The interplay of the various strategies employed by the Underlying Funds' investment advisers may result in a Fund's exposure to a given stock, industry or investment style unintentionally being smaller or larger than intended. Certain of the Unaffiliated Underlying Funds in which the Funds may invest utilize a multi-manager approach, which may increase these risks. Furthermore, the multi-manager approach could increase an Unaffiliated Underlying Fund's portfolio turnover rates, which may result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

EXCHANGE TRADED FUNDS (ETFS) RISK. An investment by a Fund in an Underlying Fund that is an ETF generally presents the same primary risks as investment in an Underlying Fund that is a mutual fund. In addition ETFs may also be subject to the following risks: (i) the market price of an ETF may trade above or below net asset value, (ii) an active trading market for an ETF's shares may not be maintained; (iii) trading in an ETF's shares may be halted if the listing exchange deems such action appropriate; (iv) ETFs are not actively managed and may not fulfill their objective of tracking the performance of the index they seek to track; (v) an ETF would not necessarily sell a security because of a decline in the financial condition of the issuer unless such security was removed from the index such ETF seeks to track, (vi) the value of an investment in an ETF may decline more or less in correlation with any decline in the value of the index it seeks to track; (vii) an ETF that is focused on a single industry or sector may present more risks than if it were broadly diversified over numerous industries or sectors of the economy.

TARGET ALLOCATION RISK. When a Fund has a greater asset allocation to equity securities it will be less conservative and have more equity security risk exposure. Over time, as a Fund gets closer to its target retirement date, a Fund's asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities and it will have more fixed-income security risk exposure. A Fund's transformation reflects the need to reduce overall investment risk and lower volatility as retirement approaches and the Fund may be a primary source of income for an investor after retirement.

DIVERSIFICATION STATUS AND ASSOCIATED RISKS. Each Fund is a non-diversified fund because it invests primarily in the Underlying Funds. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified fund's shares. However, because each Fund implements its asset allocation strategy by investing in different types of Underlying Funds and because most of the Underlying Funds are themselves diversified, it is expected that the Funds are subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy. However, the Funds may invest a significant portion of their respective assets in one or more Underlying Funds and certain Underlying Funds may be non-diversified themselves. Thus, the Funds may present more risk than a diversified fund.

                           RISKS OF INVESTING IN THE
                                UNDERLYING FUNDS

An investment in the Underlying Funds is subject to risks, and the Funds could lose money on their investment in the Underlying Funds. There can be no assurance that the Underlying Funds will achieve their investment objectives.

In summarizing the risks below of the Underlying Funds, the Funds have organized the discussion into those risks typically associated with equity Underlying Funds, those risks typically associated with fixed income Underlying

Funds, those risks typically associated with alternative investments Underlying Funds and those risks generally associated with Underlying Funds.

Equity Risks

The equity Underlying Funds primarily invest in equity securities, including common stocks, preferred stock and convertible securities of small, medium and large sized companies. Certain Underlying Funds emphasize a particular style of investing and may concentrate in a particular sector or industry. Below is a summary of the risks of such equity Underlying Funds.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in convertible securities are affected by changes similar to those of equity securities and fixed income securities (see below). The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

STYLE-SPECIFIC RISK. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Underlying Funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying Funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are subject to the risk that the valuations never improve. Certain Underlying Funds invest in companies with special situations or circumstances (for example: companies with new, limited or cyclical product lines, services, markets, distribution channels or financial resources, or companies where the management of such companies may be dependent upon one or a few key people, or companies with initial public offerings, or other unusual events such as acquisitions, mergers, liquidations); such companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock markets in general.

SECTOR RISK. Most of the Underlying Funds do not concentrate on specific industry sectors of the market; however, certain of those Underlying Funds may from time to time emphasize certain industry sectors of the market. Alternatively, certain other Underlying Funds specifically do concentrate their investments in specific sectors of the market. To the extent an Underlying Fund invests a significant portion of its assets in securities of companies in the same sector of the market, such Underlying Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

CAPITALIZATION RISK. Some Underlying Funds emphasize their investments in companies of a particular capitalization range while other Underlying Funds may invest in all companies regardless of capitalization. During an overall stock market decline, stock prices of small- (including micro capitalization) or medium-capitalization companies (which certain Underlying Funds may emphasize) often fluctuate more and may fall more than stock prices of larger-capitalization companies. Stocks of small- and medium-capitalization companies have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies.

INCOME RISK. The ability of equity funds to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of underlying securities. If dividends are reduced or discontinued, distributions from the Underlying Funds may decline as well.

Fixed Income Risks

The fixed income Underlying Funds primarily invest in government securities, including mortgage-backed securities, and corporate securities, including investment grade and below investment grade corporate securities, asset backed securities, inflation indexed securities and zero coupon and stripped securities. Below is a summary of the risks of such fixed income Underlying Funds.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in fixed income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

Certain Underlying Funds invest in U.S. government securities, which, while backed by the U.S. government, are not guaranteed against declines in their market values.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to greater price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as payment-in-kind securities or zero coupon bonds which do not make regular interest payments in cash. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments in cash and therefore subject an Underlying Fund investing in such securities to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater an Underlying Fund's outstanding commitments for these securities, the greater the Underlying Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Various Underlying Funds emphasize different parts of the credit spectrum from high grade securities to investment grade securities to below investment grade securities. An Underlying Fund investing primarily in below investment grade securities generally is subject to a higher level of credit risk than an Underlying Fund investing primarily in investment grade securities. Securities rated BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds." Lower grade securities are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. An Underlying Fund may incur higher expenses to protect its interests in such securities. Such lower-grade securities, especially those with longer maturities or those not making regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

INCOME RISK. The interest income on the Underlying Funds' fixed income securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, distributions from the Underlying Funds may drop as well.

CALL/PREPAYMENT RISK. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called or prepaid securities would most likely be reinvested by the Underlying Funds in securities bearing new, lower interest rates, resulting in a possible decline in the Underlying Fund's income and distributions to shareholders.

For Underlying Funds that invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies, these mortgage-related securities are especially sensitive to call or prepayment risk because borrowers often refinance their mortgages when interest rates drop.

EXTENSION RISK. As discussed above, the prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

INFLATION INDEXED SECURITIES. Certain Underlying Funds may invest in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the such Underlying Fund's income level to fluctuate.

Alternative Investment Risks

The alternative investments for the Funds include Underlying Funds that invests primarily in real estate, real estate investment trusts and foreign real estate companies, commodities and currencies. Below is a summary of the risks of such alternative investments.

REAL ESTATE, REAL ESTATE INVESTMENT TRUSTS ("REITS") AND FOREIGN REAL ESTATE COMPANIES. Underlying Funds that invest in or concentrate their investments in the real estate industry or in REITs or foreign real estate companies are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service the real estate industry also will be affected by such risks. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs and foreign real estate companies must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

COMMODITIES RISK. Certain Underlying Funds may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

CURRENCY RISKS. The currency markets are highly volatile. Prices in these markets are influenced by, among other things, changing supply and demand for a particular currency, which can be influenced by investment and trading activities of mutual funds, hedge funds and currency funds; trade; fiscal, money and domestic or foreign exchange control programs and policies; and changes in domestic and foreign interest rates. Currency prices may also be influenced by changes in balance of payment and trade, domestic and foreign rates of inflation, international trade restrictions and currency devaluations and revaluations. Extreme price movements in the value of currencies have also occurred as a result of general market forces, without any action having been taken by governments.

Governments from time to time intervene, directly and by regulation, in currency markets, with the specific intention of influencing currency exchange rates. The effect of government intervention is often heightened by a group of governments acting in concert and, in several instances, a group of governments acting through their central banks has caused the value of a particular currency to change substantially overnight. It is possible that government regulation could adversely affect an Underlying Fund's ability to terminate existing agreements or to realize amounts to be received under those agreements. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent an Underlying Fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting that Underlying Fund to substantial losses.

Other Risks

Certain Underlying Funds may also invest in foreign securities and derivatives instruments and may be classified as a non-diversified fund. Below is a summary of such risks.

FOREIGN RISK. Because certain Underlying Funds may (and other Underlying Funds will) own securities of foreign issuers, such Underlying Funds may (will) be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Certain Underlying Funds may (will) also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

RISKS OF USING DERIVATIVE INSTRUMENTS. The Underlying Funds may invest to varying degrees in derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISK. Certain Underlying Funds may be classified as non-diversified funds. This means that such an Underlying Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, such Underlying Fund may be subject to greater risk than a diversified fund because changes in a the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such Underlying Fund's shares.

MANAGER RISK. As with any managed fund, the Underlying Funds' investment adviser(s) may not be successful in selecting the best-performing securities or investment techniques, and the Underlying Funds' performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of each Fund's investment objective and principal investment strategies, the Funds may be appropriate for investors who:

- Seek a professionally managed investment program designed to simplify the accumulation of assets prior to and during retirement

- Seek to add to their investment portfolio a fund investing in other Van Kampen funds and unaffiliated funds

- Can withstand volatility in the value of their shares of the Fund

- Plan to retire on or about the target retirement date of such Fund

An investment in any of the Funds is not a deposit of any bank or other insured depository institution. An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in a Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Funds. An investment in any of the Funds is intended to be a long-term investment, and the Funds should not be used as trading vehicles.

                            PERFORMANCE INFORMATION

As of the date of this Prospectus, the Funds have not yet completed a full calendar year of investment operations. When the Funds have completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for each Fund. The information could serve as a basis for investors to evaluate each Fund's performance and risks by looking at how each Fund's performance varies from year to year and how each Fund's performance compares to a broad-based market index.

Fees and Expenses of the Funds
 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                              CLASS A      CLASS C
                                                              SHARES       SHARES
--------------------------------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                 5.75%(1)     None
.......................................................................................
Maximum deferred sales charge (load) (as a percentage of the
lesser of original purchase price or redemption proceeds)     None(2)      1.00%(3)
.......................................................................................
Maximum sales charge (load) imposed on reinvested dividends   None         None
.......................................................................................
Redemption fee                                                None         None
.......................................................................................
Exchange fee                                                  None         None
.......................................................................................
Account Maintenance (Low Balance) Fee (for accounts under
$750)(4)                                                      $12/yr       $12/yr
.......................................................................................
--------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------

VAN KAMPEN 2050 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.26%        0.26%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.84%        0.84%
.......................................................................................
Total annual fund operating expenses*                         1.45%        2.20%
.......................................................................................

VAN KAMPEN 2045 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.26%        0.26%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.84%        0.84%
.......................................................................................
Total annual fund operating expenses*                         1.45%        2.20%
.......................................................................................

                                                              CLASS A      CLASS C
                                                              SHARES       SHARES
--------------------------------------------------------------------------------------

VAN KAMPEN 2040 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.26%        0.26%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.84%        0.84%
.......................................................................................
Total annual fund operating expenses*                         1.45%        2.20%
.......................................................................................

VAN KAMPEN 2035 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.26%        0.26%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.82%        0.82%
.......................................................................................
Total annual fund operating expenses*                         1.43%        2.18%
.......................................................................................

VAN KAMPEN 2030 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.27%        0.27%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.77%        0.77%
.......................................................................................
Total annual fund operating expenses*                         1.39%        2.14%
.......................................................................................

VAN KAMPEN 2025 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.27%        0.27%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.74%        0.74%
.......................................................................................
Total annual fund operating expenses*                         1.36%        2.11%
.......................................................................................

VAN KAMPEN 2020 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.27%        0.27%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.70%        0.70%
.......................................................................................
Total annual fund operating expenses*                         1.32%        2.07%
.......................................................................................

VAN KAMPEN 2015 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.28%        0.28%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.68%        0.68%
.......................................................................................
Total annual fund operating expenses*                         1.31%        2.06%
.......................................................................................

                                                              CLASS A      CLASS C
                                                              SHARES       SHARES
--------------------------------------------------------------------------------------

VAN KAMPEN 2010 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.29%        0.29%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.65%        0.65%
.......................................................................................
Total annual fund operating expenses*                         1.29%        2.04%
.......................................................................................

VAN KAMPEN IN RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(5)                    0.25%        1.00%(6)
.......................................................................................
Other expenses*(7)                                            0.30%        0.30%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(8)   0.52%        0.52%
.......................................................................................
Total annual fund operating expenses*                         1.17%        1.92%
.......................................................................................



* The Funds' investment adviser intends to voluntarily waive or reimburse all or a portion of each Fund's management fees or other expenses such that annualized actual Fund operating expenses (including indirect expenses from the Underlying Funds) for fiscal year ended August 31, 2009 do not exceed the following amounts:


                                                                                                                            In
                              2050      2045      2040      2035      2030      2025      2020      2015      2010      Retirement
                              Fund      Fund      Fund      Fund      Fund      Fund      Fund      Fund      Fund         Fund
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    -------------
       Class A Shares        1.23%     1.23%     1.23%     1.23%     1.23%     1.22%     1.20%     1.15%     1.10%     1.00%
       Class C Shares        1.98%     1.98%     1.98%     1.98%     1.98%     1.97%     1.95%     1.90%     1.85%     1.75%

    After August 31, 2009, the fee waivers or expense reimbursements can be terminated at any time.

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge 1.00% may be imposed on certain redemptions made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(4) See "Purchase of Shares -- How to Buy Shares" for a description of the fee, including exceptions.

(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares." The Funds will not pay any sales charge or annual distribution and service fee in connection with their investment in shares the Underlying Funds.

(6) While Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

(7) "Other Expenses" are estimated for the current fiscal year.

(8) As the Funds invest in shares of the Underlying Funds, shareholders in the Funds bear indirectly the expenses of the Underlying Funds. Because the amount of the Funds' assets invested in each of the Underlying Funds change over time, the amounts shown in the table are approximate amounts.

Example:

The following example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds:

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the at the Funds' operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              1 YEAR    3 YEARS
-------------------------------------------------------------------------------

VAN KAMPEN 2050 RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $714       $1,007
................................................................................
Class C Shares                                                $323         $688
................................................................................

VAN KAMPEN 2045 RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $714       $1,007
................................................................................
Class C Shares                                                $323         $688
................................................................................

VAN KAMPEN 2040 RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $714       $1,007
................................................................................
Class C Shares                                                $323         $688
................................................................................

VAN KAMPEN 2035 RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $712       $1,001
................................................................................
Class C Shares                                                $321         $682
................................................................................

VAN KAMPEN 2030 RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $708         $990
................................................................................
Class C Shares                                                $317         $670
................................................................................

VAN KAMPEN 2025 RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $706         $981
................................................................................
Class C Shares                                                $314         $661
................................................................................

VAN KAMPEN 2020 RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $702         $969
................................................................................
Class C Shares                                                $310         $649
................................................................................

VAN KAMPEN 2015 RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $701         $966
................................................................................
Class C Shares                                                $309         $646
................................................................................

VAN KAMPEN 2010 RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $699         $960
................................................................................
Class C Shares                                                $307         $640
................................................................................

VAN KAMPEN IN RETIREMENT STRATEGY FUND
-------------------------------------------------------------------------------
Class A Shares                                                $687         $925
................................................................................
Class C Shares                                                $295         $603
................................................................................

Investment Objectives,
Principal Investment Strategies and Risks

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

Each Fund's (except for the In Retirement Strategy Fund) investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The In Retirement Strategy Fund's investment objective is to seek current income consistent with preservation of capital.

Each Fund's investment objective may be changed by its Board of Trustees without shareholder approval, but no change is anticipated. If a Fund's investment objective changes, that Fund will notify its shareholders in writing and shareholders should consider whether that Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that any of the Funds will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Each Fund's ability to achieve its investment objective depends in part on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the Underlying Funds or the Funds will achieve each of their investment objectives. You may invest in certain of the Underlying Funds directly. By investing in any of the Funds, you will incur a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the respective Fund.

Each Fund's ability to achieve its investment objective depends in part on the Funds' investment adviser's ability to select the appropriate mix of Underlying Funds. Subject to the target allocations for each Fund, the Funds' investment adviser determines the underlying asset allocation, selects the Underlying Funds, manages daily cash flow activities and rebalances the Funds generally on an annual basis to ensure appropriate allocations among asset classes and among Underlying Funds in accordance with the applicable target allocations. In addition, the Funds' investment adviser may rebalance the Funds from time to time based on market conditions.

                            EQUITY UNDERLYING FUNDS

The equity Underlying Funds primarily invest in some or all of the following securities or strategies. Certain equity Underlying Funds may invest a limited portion of their assets in fixed income securities. See also "--Fixed Income Underlying Funds" below.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Certain Underlying Funds' investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both,
(iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Underlying Funds to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Underlying Funds are subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Underlying Funds to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing an Underlying Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

There can be no assurance of current income on convertible securities because the issuers thereof may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Underlying Funds may purchase convertible securities rated below investment grade (i.e., Ba or lower by Moody's or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Convertible securities rated in these categories are considered high risk securities and the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities. See also "--Fixed Income Underlying Funds--Medium- and lower-grade fixed income securities."

SMALL, MEDIUM AND LARGE-SIZED COMPANIES. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that an Underlying Fund could have greater difficulty selling such securities at the time and price that the Underlying Fund would like. Thus, to the extent the Underlying Funds invest in smaller or medium-sized companies, the Underlying Funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies. In addition, investment opportunities for certain undervalued, small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of certain Underlying Funds' portfolios, certain Underlying Funds may, from time to time, suspend the continuous offering of their shares to new investors.

SECTOR/INDUSTRY INVESTING. Certain of the Underlying Funds may concentrate their investments in a particular sector or industry, such as the technology, utility and real estate industries. Concentrating investments in any sector or industry subjects that Underlying Fund to economic, political or regulatory risks associated with that sector or industry.

INTANGIBLE ASSETS RISK. Certain Underlying Funds invest in securities that, in their investment adviser's judgment, have among other things resilient business franchises and growth potential, such as companies with intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses, or distribution methods). Such intangible assets underlying strong business franchises are subject to risks which could include, among other things, that a company could lose its intangible assets, that the intangible asset may be overvalued, that new technology may make the intangible asset obsolete or less valuable and that the value of the intangible asset may be subject changes in federal or other regulations. A company that has franchise operations may also engage in other lines of business.

                         FIXED INCOME UNDERLYING FUNDS

Fixed income securities in which the fixed income Underlying Funds primarily invest may consist of the types listed below, including: government securities, including mortgage-backed securities, and corporate securities, including investment grade and below investment grade corporate securities. Certain fixed income Underlying Funds may invest a limited portion of their assets in preferred stock or convertible securities. See also "-- Equity Underlying Funds" above.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter maturities assuming all other factors, including credit quality, are equal; however, such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

U.S. GOVERNMENT SECURITIES. Certain Underlying Funds may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits ("REMICs"), collateralized mortgage obligations ("CMOs") and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) "when-issued" commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

MORTGAGE-BACKED SECURITIES. Certain Underlying Funds may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property ("mortgage-backed securities"). Such Underlying Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the

Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of an Underlying Fund's higher yielding securities may be converted to cash, and the Underlying Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Underlying Fund receives income at the higher rate. Therefore, an Underlying Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in an Underlying Fund's income in turn adversely affects the Underlying Fund's distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by an Underlying Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Certain Underlying Funds may invest in REMICs and CMOs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Additional information regarding U.S. government securities, mortgage-backed securities, REMICs and CMOs is contained in the Funds' Statement of Additional Information.

ASSET-BACKED SECURITIES. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

CORPORATE FIXED INCOME SECURITIES. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

MEDIUM- AND LOWER-GRADE FIXED INCOME SECURITIES. Certain Underlying Funds may invest in medium- and lower-grade fixed income securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds." Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody's and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Underlying Funds may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium- and lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium- and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by an Underlying Fund more difficult, at least in the absence of price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Underlying Funds' portfolios may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Underlying Funds and may also limit the ability of the Underlying Funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Underlying Funds own or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

Each Underlying Fund that invests in medium- and lower-grade securities will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than is available about other issuers. In its analysis, each Underlying Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not necessarily require an Underlying Fund to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Underlying Funds' investment objective may be more dependent upon the credit analysis of the Underlying Funds' investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Underlying Funds' investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

INFLATION INDEXED SECURITIES. Certain Underlying Funds may invest in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed security have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the such Underlying Fund's income level to fluctuate.

ZERO COUPON AND STRIPPED SECURITIES. Certain Underlying Funds may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor's price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity, which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.

Stripped mortgage-backed securities (hereinafter referred to as "stripped mortgage securities") are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with at least two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, once class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations or market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market value of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of fixed income securities and, to the extent an Underlying Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of such Underlying Fund.

                            ALTERNATIVE INVESTMENTS

                                UNDERLYING FUNDS

REAL ESTATE, REITS AND FOREIGN REAL ESTATE COMPANIES. Underlying Funds that concentrate their investments in the real estate industry or REITs or in foreign real estate companies are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service that real estate industry also will be affected by such risks. If the Underlying Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Underlying Fund may own, the receipt of such income may adversely affect the Underlying Fund's ability to retain its tax status as a regulated investment company. In addition, REITs and foreign real estate companies depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs and foreign real estate companies must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs and foreign real estate companies (especially mortgage REITs) are affected by risks similar to those associated with investments in fixed income securities including changes in interest rates and the quality of credit extended. Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

COMMODITIES. Certain Underlying Funds may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. Underlying Funds may also invest in securities of issuers in commodity-related industries.

CURRENCY TRANSACTIONS. Certain Underlying Funds may seek to benefit from changes in the relative valuations of one currency to another currency. The currency market is worldwide, rapidly changing and the largest and most liquid market in the world. The currency market is an inter-bank or inter-dealer market based on the vast network of hundreds of major banks and dealers across the globe. Additionally, it is an OTC market, meaning that transactions are conducted between any counter parties that agree to trade via the telephone or an electronic network. The currency market is unique in that it has no fixed location or centralized exchange, as do many stock markets. Dealers often advertise, negotiate and transact based upon exchange rates obtained directly or via distribution networks. The currency market is a true 24-hour market, five days a week, with dealers in every major time zone. Underlying Funds may invest in currency spot, forward and non-deliverable forward (NDF) transactions. A currency spot transaction is a cash-settled contract to buy or sell immediately a specified quantity of currency for physical settlement in no more than two days. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price. Currency forwards generally may be used to increase or reduce exposure to currency price movements. A non-deliverable currency forward transaction is a synthetic short-term forward contract on a thinly traded or non-convertible foreign currency, where the profit or loss is the difference between a specified exchange rate and the spot rate at the time of settlement. NDFs allow investors to hedge or gain exposure to local currency movements of markets without actually dealing in the underlying markets. The demand for NDFs arises principally out of regulatory and liquidity issues in the underlying currency. NDFs, in particular, are used to gain exposure to foreign currencies which are not internationally traded and do not have a forward market for foreign investors.

                   OTHER INVESTMENTS BY THE UNDERLYING FUNDS

SECURITIES OF FOREIGN ISSUERS. Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Underlying Funds' investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there is often less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Underlying Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Underlying Fund are not fully invested or attractive investment opportunities are foregone.

Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of issuers determined by the Underlying Funds' investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause an Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Underlying Funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve risks that are substantially identical to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since certain Underlying Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, such Underlying Funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Underlying Funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Underlying Funds' assets denominated in that currency and the Underlying Funds' return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Underlying Funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Certain Underlying Funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Underlying Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

Certain Underlying Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Underlying Funds purchase a foreign security traded in the currency which the Underlying Funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Funds than if they had not entered into such contracts.

INVESTMENT COMPANIES. Certain Underlying Funds may invest in securities of certain issuers indirectly through investments in other investment companies. Investments in other investment companies may involve duplication of management fees and certain other expenses.

USE OF DERIVATIVES. The Underlying Funds may, but are not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Underlying Funds' use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Underlying Funds' use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Underlying Funds' investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Underlying Funds' initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). An Underlying Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk and the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Underlying Fund or if the reference index, security or investments do not perform as expected.

Certain Underlying Funds also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and risk of loss. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Underlying Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Underlying Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Underlying Funds' custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Funds' Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Underlying Funds' investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

BORROWING RISK. Certain Underlying Funds may borrow money for investment purposes, which is known as "leverage." Such Underlying Funds may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Underlying Fund's shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Underlying Fund's ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Underlying Fund's net income will be less than if the Underlying Fund did not use leverage and the amount available for distributions to shareholders of the Underlying Fund will be reduced. An Underlying Fund's use of leverage also may impair the ability of the Underlying Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Underlying Funds and each of the Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Underlying Funds may invest in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Underlying Fund would like. Thus, the Underlying Funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Underlying Funds is contained in the Funds' Statement of Additional Information.

The Underlying Funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Underlying Funds' investment adviser believes the potential of the security has lessened, or for other reasons. The Underlying Funds' portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Underlying Funds' investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Funds or an Underlying Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Funds. In taking such a defensive position, the Funds or an Underlying Fund would temporarily not be pursuing their principal investment strategies and may not achieve their investment objectives.

Investment Advisory Services

 -------------------------------------------------------------------------------

                        INVESTMENT ADVISER TO THE FUNDS

Van Kampen Asset Management is the Funds' investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Funds (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.

ADVISORY AGREEMENT. The Funds retain the Adviser to manage the investment of their assets and to place orders for the purchase and sale of their portfolio securities. Under an investment advisory agreement between the Adviser and each Fund (the "Advisory Agreement"), each Fund pays the Adviser a monthly fee computed based upon an annual rate applied to its average daily net assets of 0.10%. Each Underlying Fund pays to its investment adviser a fee based on the assets of such Underlying Fund. The Funds indirectly bear the investment advisory fees (and other expenses) of the Underlying Funds.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Funds. The Funds pay all charges and expenses of their day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Funds (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement and subadvisory agreement (described below) will be included in each Fund's Semi-Annual Report for the period ended February 28, 2009 and is currently available in the Funds' Statement of Additional Information dated
September   , 2008.

                       INVESTMENT SUBADVISER TO THE FUNDS

Morgan Stanley Investment Management Limited is each Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 2008, the Subadviser, together with its investment management affiliates, managed and supervised assets of approximately $571 billion. The Subadviser's principal office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fee the Adviser receives from the Fund.

PORTFOLIO MANAGEMENT. Each Fund is managed by members of the Subadviser's Global Portfolio Solutions team. The Global Portfolio Solutions team consists of portfolio managers and analysts. The current members of the Global Portfolio Solutions team jointly and primarily responsible for the day-to-day management of each Fund's portfolio are Epco van der Lende, a Managing Director of the Subadviser, Petr Kocourek, an Executive Director of the Subadviser, and Jan Baars, an Executive Director of the Subadviser.

Mr. van der Lende has been associated with the Sub-adviser or its affiliates in an investment management capacity since 1996 and has been managing the Fund since 2008.

Mr. Kocourek has been associated with the Subadviser or its affiliates in an investment management capacity since 1997 and has been managing the Fund since 2008.

Mr. Baars has been associated with the Subadviser or its affiliates in an investment management capacity since 1999 and has been managing the Fund since 2008.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


The composition of the team may change without notice (except that shareholders will be notified of changes in those members who are primarily responsible for the day-to-day management of each Fund) from time to time.


                       MANAGEMENT OF THE UNDERLYING FUNDS

The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for each respective Underlying Fund.

The Adviser serves as investment adviser to the Affiliated Underlying Funds.

The Russell Underlying Funds (i.e., those Unaffiliated Underlying Funds advised by Russell Investment Management Company) employ Russell's "multi-style, multi-manager" approach, whereby portions of such Russell Underlying Funds are allocated to different money managers who employ distinct investment styles. Subject to the approval of the board of trustees of such Russell Underlying Funds, Russell Investment Management Company may engage or terminate a money manager at any time and without a shareholder vote, pursuant to an exemptive order from the Securities and Exchange Commission. Assets of such Russell Underlying Funds not allocated to money managers are managed by Russell Investment Management Company. See Appendix A for a list of the money managers currently selected for each Russell Underlying Fund.

Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, was established in 1982 to serve as the investment management arm of Frank Russell Company. Frank Russell Company was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Frank Russell Company and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo. Frank Russell Company is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Funds may also invest in other Unaffiliated Underlying Funds advised by other investment advisers. See Appendix A for a list of the Underlying Funds, and their investment advisers, in which the Funds may currently invest. From time to time the Adviser may select new or different Underlying Funds other than those listed herein.

EXPENSES OF THE UNDERLYING FUNDS. In addition to the expenses that the Funds bear directly, the Funds' shareholders bear expenses of the Underlying Funds in which the Funds invest. The Adviser will seek to purchase the class of shares of each Underlying Fund most appropriate for the Funds, subject to eligibility requirements. Each Underlying Fund pays its investment adviser an advisory fee as compensation for services provided to the Underlying Fund.

MORE INFORMATION ABOUT THE UNDERLYING FUNDS. More information about the fees, expenses, investment objectives, strategies and risks of each Underlying Fund may be found in its prospectus, which can be found on the EDGAR database on the SEC's web site at www.sec.gov. The complete Underlying Fund holdings of the Funds are posted on a quarterly basis on the Funds' web site. To obtain more information about the Funds' Underlying Fund holdings, call your financial adviser or visit our web site at www.vankampen.com.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers two classes of shares of each Fund, each designated as Class A Shares and Class C Shares. Other classes of shares of the Funds may be offered through one or more separate prospectuses of the Funds. By offering multiple classes of shares, the Funds permit each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of shares of each Fund represents an interest in the same portfolio of investments of each Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or service fee is paid, (iii) each class of shares has different exchange privileges and (iv) certain classes of shares have different shareholder service options available.

No offer is made in this Prospectus of shares of any of the Underlying Funds.

                              PRICING FUND SHARES

The offering price of each Fund's shares is based upon each Fund's net asset value per share (plus sales charges, where applicable). Differences in net asset values per share of the Class A Shares and Class C Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of each of the Funds is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading. Net asset value per share for each class is determined by dividing the value of each of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

The assets of the Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The net asset values of the Underlying Funds or any other securities held by the Funds are calculated by using prices for portfolio securities as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Underlying Funds' or the Funds' Boards of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Information about how the Underlying Funds calculate their net asset value may be found in their respective prospectuses.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Funds have each adopted a distribution plan (the "Distribution Plan") with respect to each of their Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Funds also have each adopted a service plan (the "Service Plan") with respect to each such class of their shares. Under the Distribution Plan and the Service Plan, each Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Funds. Because these fees are paid out of each Fund's respective assets on an ongoing basis, these fees will increase the cost of your investment in the respective Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority ("FINRA"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Funds associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Funds" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Funds applicable to each class of shares offered herein.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers ("dealers") and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors

("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Funds' shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Funds, investors must specify whether the purchase is for Class A Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Funds' shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares or Class C Shares.


As described in the "Risk/Return Summary" and "Investment Advisory Services", each of the Funds currently expects to invest primarily in certain Affiliated Underlying Funds and in certain Russell Underlying Funds. The Adviser and/or the Distributor may pay compensation (out of their own assets, and not as an expense of the Funds or the Underlying Funds) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of the Funds' shares and/or shareholder servicing. To the extent that an intermediary has such an arrangement, Russell Investment Management Company (the investment adviser to the Russell Underlying Funds) and/or the distributor of the Russell Underlying Funds intends to pay compensation (out of their own assets, and not as an expense of the Funds or the Underlying Funds) to certain affiliated and unaffiliated authorized dealers, including Morgan Stanley & Co. Incorporated, in connection with the sale or retention of the Fund's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide these dealers, and their representatives or employees, with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the net asset value or the price of the Funds' shares. For more information, please see the Funds' Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Funds and the Distributor reserve the right to reject or limit any order to purchase any Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Funds or other Participating Funds (as defined below) may result in any of the Funds rejecting or limiting, in the Funds' or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Funds also reserve the right to suspend the sale of any of the Funds' shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by each Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the respective Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the respective Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the respective Fund by visiting our web site at www.vankampen.com, by writing to the respective Fund, c/o Van Kampen Investor Services Inc., PO Box 219186, Kansas City, Missouri 64121-9286, or by telephone at (800) 847-2424.

Except as described below, the minimum initial investment amount when establishing a new account with any of the Funds is $1,000 for each class of shares for regular accounts; $500 for each class of shares for retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with a Fund. The minimum subsequent investment is $50 for each class of shares and all account types, except as described below. The Funds may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has a balance of less than $500. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase (subject to any applicable sales charges) the number of additional shares needed to bring the account value to $500.

The minimum initial and subsequent investment requirements are not applicable to
(i) certain omnibus accounts at financial intermediaries, (ii) employer sponsored retirement plan accounts or pre-approved asset allocation plan accounts (iii) qualified state tuition plan (529 plan) accounts and (iv) accounts receiving payments through government allotments. In addition, the minimum initial and subsequent investment requirements are not applicable to transactions conducted in any type of account resulting from (i) dividend reinvestment and dividend diversification, (ii) systematic exchange plans and
(iii) transfers between certain types of accounts, transfers from other custodians and/or transfers of ownership.

A low balance fee of $12 per year will be deducted in November of each year from all accounts with a value less than $750. This fee will be payable to the transfer agent and will be used by the transfer agent to offset amounts that would otherwise be payable by the Funds to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to (i) certain omnibus accounts at financial intermediaries, (ii) fund of funds accounts, (iii) qualified state tuition plan (529 plan) accounts, (iv) accounts participating in a systematic investment plan established directly with a Fund that have been in existence for less than 12 months, (v) accounts receiving regular periodic employee salary deferral deposits established through the transfer agent that have been in existence for less than 12 months, (vi) accounts currently receiving assets under a systematic exchange plan and (vii) certain accounts established through a broker for which the transfer agent does not have discretion to initiate transactions.

To help the government fight the funding of terrorism and money laundering activities, the Funds have implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Funds and the Distributor reserve the right to not open your account if this information is not provided. If the Funds or the Distributor are unable to verify your identity, the Funds and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Funds are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 5.75% (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                      AS % OF      AS % OF
    SIZE OF                           OFFERING   NET AMOUNT
    INVESTMENT                         PRICE      INVESTED
----------------------------------------------------------------
    Less than $50,000                 5.75%       6.10%
.................................................................
    $50,000 but less than $100,000    4.75%       4.99%
.................................................................
    $100,000 but less than $250,000   3.75%       3.90%
.................................................................
    $250,000 but less than $500,000   2.75%       2.83%
.................................................................
    $500,000 but less than
    $1,000,000                        2.00%       2.04%
.................................................................
    $1,000,000 or more                  **          **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.

** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as each of the Funds and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Funds may spend up to a total of 0.25% per year of the respective Fund's average daily net assets with respect to Class A Shares of the respective Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Funds or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Funds, their authorized dealer or the Distributor.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the respective Fund, or in any combination of shares of the Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in

Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude any of the Funds (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Funds initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with purchases by registered representatives of selling firms or purchases by persons affiliated with the Funds or the Distributor. The Funds reserve the right to modify or terminate these arrangements at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Funds may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Funds, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees.

 (8) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code that are approved by the Fund's Distributor.

(10) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Funds may terminate, or amend the terms of, offering shares of the Funds at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Funds. For more information, see "Other Purchase Programs" herein.

                                 CLASS C SHARES

Class C Shares of the Funds are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Funds will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Funds may spend up to 0.75% per year of the respective Fund's average daily net assets with respect to Class C Shares of the respective Fund. In addition, under the Service Plan, the respective Fund may spend up to 0.25% per year of the respective Fund's average daily net assets with respect to Class C Shares of the respective Fund. The aggregate distribution fees and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the respective Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Funds. For more information, see "Other Purchase Programs" herein.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class A Shares and Class C Shares purchased subject to a contingent deferred sales charge (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under each Fund's systematic withdrawal plan but limited to 12% annually of the amount of the shareholder's investment at the time the plan is established, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by a Funds' involuntary liquidation of a shareholder's account as described herein. With respect to Class C Shares, waiver category (iv) above is only applicable with respect to shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has redeemed Class C Shares of any of the Funds may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the respective Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Shares of the Funds may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."

REINSTATEMENT PRIVILEGE. A Class A Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Funds. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge applicable to Class C Shares to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of a Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. Shareholders must notify the Distributor or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund. For information regarding Participating Funds, shareholders can call Investor Services at (800) 847-2424.

DIVIDEND DIVERSIFICATION. A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the respective Funds invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the respective Fund.

AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by each Fund (other than any applicable sales charge) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

Certain financial intermediaries may impose their own redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Funds through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 219286, Kansas City, Missouri 64121-9286. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer and must accompany a written redemption request. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Funds, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Funds permit redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Funds at (800) 847-2424 to establish the privilege, or may visit our web site at www.vankampen.com to download an Account Services form, which may be completed to establish the privilege. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Funds will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Funds' other redemption procedures previously described. Requests received by Investor Services prior to the close of the Exchange, generally 4:00 p.m., Eastern time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Funds reserve the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from the Funds

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Funds may achieve, shareholders may receive distributions from each Fund of dividends and capital gain dividends.

DIVIDENDS. Distributions from the Underlying Funds and interest from other investments are each Fund's main sources of net investment income. Each Fund's present policy, which may be changed at any time by each Fund's Board of Trustees, is to distribute annually in the case of each Fund, except the In Retirement Strategy Fund, and monthly in the case of the In Retirement Strategy Fund all, or substantially all, of their net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. Each Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of each Fund's net capital gains may be attributable to capital gain dividends received from the Underlying Funds. Each Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Funds offer to investors. For a more complete description of the Funds' shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Funds will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Funds. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in shares of the applicable Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Funds. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Funds may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Funds may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale.

Shares of Participating Funds generally may be exchanged for shares of the same class of a Fund (except that some holders of Class I Shares of certain Participating Funds may be eligible to exchange Class I Shares of such Participating Fund for Class A Shares of the Funds) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders of Participating Funds seeking to exchange their shares for shares of a Fund are subject to the exchange policies of such Participating Fund, including an exchange fee, if any, assessed by such Participating Fund.

Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for the applicable fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Funds will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Funds and the Distributor reserve the right to reject or limit any order to purchase shares of the Funds through exchange or otherwise and to close any shareholder account when they believe it is in the best interests of a Fund. Certain patterns of past exchanges and/or purchase or sale transactions involving the Funds or other Participating Funds may result in the Funds rejecting or limiting, in the Funds' or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Funds may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Frequent Purchases and Redemptions of the Funds' Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of shares of the Funds by shareholders of the Funds ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Funds, which may include, among other things, diluting the value of Funds' shares held by long-term shareholders, interfering with the efficient management of the Funds' portfolios, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Funds to hold excess levels of cash.

The Funds discourage and do not accommodate frequent purchases and redemptions of shares of the Funds by shareholders of the Funds, and each Fund's Boards of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Funds' policies with respect to purchases, redemptions and exchanges of shares of the Funds are described in the "Fees and Expenses of the Funds," "Purchase of Shares," "Redemption of Shares" and "Shareholder
Services -- Exchange privilege" sections of this Prospectus. The Funds' policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Funds' policies regarding frequent trading of shares of the Funds are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, each Fund (i) has requested assurance that such intermediaries currently selling the Funds shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the respective Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Funds' policies with respect to frequent purchases, exchanges and redemptions of shares of the Funds. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Funds on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Funds rely on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Funds' or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Funds' request. The Funds may use this information to help identify and prevent market-timing activity in the Funds. There can be no assurance that the Funds will be able to identify or prevent all market-timing activity.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of each Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of each Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to its shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Each Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. Each Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2010. The reduced rate for qualified dividend income generally applies to qualified dividend income received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The Underlying Funds, the Funds and shareholders of the Funds, must also satisfy certain holding period and other requirements in order for the reduced rate for qualified dividend income to apply. Because each Fund may invest some portion of its assets in Underlying Funds which invest in common stocks, a portion of the ordinary income dividends paid by each Fund may be eligible for the reduced rate applicable to qualified dividend income. No assurance can be given as to what percentage of the ordinary income dividends paid by the Funds will consist of qualified dividend income. To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Funds, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Each Fund intends to qualify as a regulated investment company under federal income tax law. If each Fund so qualifies and distributes each year at least 90% of its investment company taxable income, it will not be required to pay federal income taxes on any income distributed to its shareholders. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then it will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

                                                                      Appendix A

Underlying Funds

 -------------------------------------------------------------------------------

The list below represents those Underlying Funds currently available for investment by the Funds. From time to time the Adviser may select new or different Underlying Funds other than those listed below.

UNDERLYING FUND                          UNDERLYING FUND'S INVESTMENT ADVISER AND SUBADVISERS
Equity Funds

Van Kampen American Value Fund          Van Kampen Asset Management


Van Kampen Capital Growth Fund          Van Kampen Asset Management

Van Kampen Core Equity Fund             Van Kampen Asset Management


Van Kampen Emerging Markets Fund        Van Kampen Asset Management


Van Kampen Growth and Income Fund       Van Kampen Asset Management


Van Kampen International Growth Fund    Van Kampen Asset Management


Van Kampen Mid Cap Growth Fund          Van Kampen Asset Management


UNDERLYING FUND                        UNDERLYING FUND'S INVESTMENT OBJECTIVE AND PRIMARY INVESTMENT STRATEGY
Equity Funds
Van Kampen American Value Fund         to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations.

Van Kampen Capital Growth Fund         to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of securities consisting primarily of common stocks that the Fund's investment adviser believes have above-average potential for capital growth.
Van Kampen Core Equity Fund            to seek capital growth and income Under normal by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the Fund's investment adviser believes are undervalued and have strong earnings momentum and relative strength.

Van Kampen Emerging Markets Fund       to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Van Kampen Growth and Income Fund      to seek income and long-term growth of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities).

Van Kampen International Growth Fund   capital appreciation, with a secondary objective of income. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

Van Kampen Mid Cap Growth Fund         to seek capital growth. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.


UNDERLYING FUND                          UNDERLYING FUND'S INVESTMENT ADVISER AND SUBADVISERS
Russell U.S. Core Equity Fund           Russell Investment Management Company*
                                          Columbus Circle Investors
                                          Marisco Capital Management, LLC
                                          Montag & Caldwell, Inc.
                                          Turner Investment Partners, Inc.
                                          Suffolk Capital Management, LLC
                                          AllianceBernstein L.P.
                                          Institutional Capital LLC
                                          MFS Institutional Advisors, Inc.
                                          Schneider Capital Management Corporation
                                          Arnhold and S. Bleichroeder Advisers, LLC


Russell U.S. Small & Mid Cap Fund       Russell Investment Management Company*
                                          Ranger Investment Management, L.P.
                                          Gould Investment Partners LLC
                                          Tygh Capital Management, Inc.
                                          ClariVest Asset Management LLC
                                          PanAgora Asset Management, Inc.
                                          DePrince, Race & Zollo, Inc.
                                          Signia Capital Management, LLC
                                          Delphi Management, Inc.
                                          Jacobs Levy Equity Management, Inc.


Russell International Developed         Russell Investment Management Company*
Markets Fund                              Axiom International Investors LLC
                                          Marisco Capital Management, LLC
                                          UBS Global Asset Management (Americas) Inc.
                                          Wellington Management Company, LLP
                                          AQR Capital Management, LLC
                                          MFS Institutional Advisors, Inc.
                                          AllianceBernstein L.P.
                                          Altrinisic Global Advisors, LLC
                                          Mondrian Investment Partners Ltd.


Russell Emerging Markets Fund           Russell Investment Management Company*
                                          AllianceBernstein L.P.
                                          Arrowstreet Capital, Limited Partnership
                                          Genesis Asset Managers, LLP
                                          Harding Loevner Management, L.P.
                                          T. Rowe Price International, Inc.
                                          UBS Global Asset Management (Americas) Inc.

UNDERLYING FUND                        UNDERLYING FUND'S INVESTMENT OBJECTIVE AND PRIMARY INVESTMENT STRATEGY
Russell U.S. Core Equity Fund          to seek to provide long term capital growth by investing primarily in common stocks of medium and large capitalization U.S. companies.

Russell U.S. Small & Mid Cap Fund      to seek to provide long term capital growth by investing primarily in common stocks of small and medium capitalization companies, most of which are U.S. based.

Russell International Developed        to seek to provide long term capital growth by investing primarily in
Markets Fund                           equity securities, including common stocks and preferred stocks, issued by companies domiciled outside the U.S. and in depositary receipts, which represent ownership of securities of non-U.S.
                                       companies.

Russell Emerging Markets Fund          to seek to provide long term capital growth by investing primarily in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries.

UNDERLYING FUND                          UNDERLYING FUND'S INVESTMENT ADVISER AND SUBADVISERS
Fixed Income Funds

Van Kampen High Yield Fund              Van Kampen Asset Management


Russell Strategic Bond Fund             Russell Investment Management Company*
                                          Goldman Sachs Asset Management, L.P.
                                          Pacific Investment Management Company LLC
                                          Metropolitan West Asset Management, LLC
                                          Drake Capital Management, LLC
                                          Hyperion Brookfield Asset Management, Inc.
                                          Logan Circle Partners, L.P.


Van Kampen Inflation-Linked Fixed       Van Kampen Asset Management
Income Fund

Alternative Investment Funds

Russell Real Estate Securities Fund     Russell Investment Management Company*
                                          Cohen & Steers Capital Management, Inc.
                                          Heitman Real Estate Securities LLC
                                          INVESCO Institutional (N.A.), Inc.
                                          RREEF America L.L.C.
                                          AEW Management and Advisors, L.P.

UNDERLYING FUND                        UNDERLYING FUND'S INVESTMENT OBJECTIVE AND PRIMARY INVESTMENT STRATEGY
Fixed Income Funds
Van Kampen High Yield Fund             to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the
                                       Fund's primary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock.

Russell Strategic Bond Fund            to seek to provide current income, and as a secondary objective, capital appreciation by investing primarily in bonds.

Van Kampen Inflation-Linked Fixed      to maximize real return, consistent with preservation of real capital
Income Fund                            and prudent investment management. The investment adviser seeks to achieve the Fund's investment objective by investing primarily inflation-linked securities without regard to the country of issuance, particularly U.S. Treasury Inflation Protected Securities "(TIPS").
Alternative Investment Funds
Russell Real Estate Securities Fund    to seek to provide current income and long term capital growth by concentrating its investments in equity securities of real estate companies, primarily companies known as real estate investment trusts and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties.


* Unaffiliated Underlying Funds advised by Russell Investment Management Company employ Russell's "multi-style, multi-manager" approach, whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Assets of such Underlying Funds not allocated to money managers are managed by Russell Investment Management Company.

  Subadvisers listed for the Russell Underlying Funds are current as of August 25, 2008. Subject to the approval of the board of trustees of such Underlying Funds, Russell Investment Management Company may engage or terminate a subadviser at any time and without a shareholder vote, pursuant to an exemptive order from the Securities and Exchange Commission.

  For more current information about the subadvisers to the Russell Underlying Funds, see the Funds' website at vankampen.com or the EDGAR database at the SEC's website, www.sec.gov.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424
  - VAN KAMPEN INVESTMENTS 800-421-5666

VAN KAMPEN RETIREMENT STRATEGY FUNDS
522 Fifth Avenue
New York, New York 10036

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

Distributor
VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Retirement Strategy Funds

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Retirement Strategy Funds

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen 2050 Retirement Strategy Fund
  Van Kampen 2045 Retirement Strategy Fund
  Van Kampen 2040 Retirement Strategy Fund
  Van Kampen 2035 Retirement Strategy Fund
  Van Kampen 2030 Retirement Strategy Fund
  Van Kampen 2025 Retirement Strategy Fund
  Van Kampen 2020 Retirement Strategy Fund
  Van Kampen 2015 Retirement Strategy Fund
  Van Kampen 2010 Retirement Strategy Fund
  Van Kampen In-Retirement Strategy Fund



  A Statement of Additional Information, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus.

  You can ask questions or obtain a free copy of the Funds' Statement of Additional Information by calling 800.847.2424. Free copies of the Funds' Statement of Additional Information are available from our web site at www.vankampen.com.

  Information about the Funds, including its Statement of Additional Information, has been filed with the Securities and Exchange Commission
  (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  October 8, 2008


  CLASS A SHARES
  CLASS C SHARES

  The Fund's Investment Company Act File No. is 811-22188.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                        All rights reserved. Member FINRA/SIPC


                                                                   RSPRO 10/08

     (VAN KAMPEN INVESTMENTS LOGO)

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION -- DATED OCTOBER 7, 2008


                                         MUTUAL FUNDS

                                         VAN KAMPEN
                                         RETIREMENT STRATEGY FUNDS

                                         2050 Retirement Strategy Fund  2025 Retirement Strategy Fund
                                         2045 Retirement Strategy Fund  2020 Retirement Strategy Fund
                                         2040 Retirement Strategy Fund  2015 Retirement Strategy Fund
                                         2035 Retirement Strategy Fund  2010 Retirement Strategy Fund
                                         2030 Retirement Strategy Fund  In Retirement Strategy Fund

                                         ---------------------------------------

                                         This Prospectus is dated

                                         October 8, 2008

                                         CLASS I SHARES
                                         CLASS R SHARES

     (VAN KAMPEN INVESTMENTS LOGO)
                                        Each Fund's (except for the In
                                        Retirement Strategy Fund) investment
                                        objective is to seek high levels of
                                        long-term total return until the
                                        target retirement date and then to
                                        seek current income consistent with
                                        preservation of capital. The In
                                        Retirement Strategy Fund's investment
                                        objective is to seek current income
                                        consistent with preservation of
                                        capital.

                                        Shares of the Funds have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Funds..............................  11
Investment Objectives, Principal Investment
Strategies and Risks........................................  15
Investment Advisory Services................................  26
Purchase of Shares..........................................  28
Redemption of Shares........................................  31
Distributions from the Funds................................  32
Shareholder Services........................................  32
Frequent Purchases and Redemptions of the Funds' Shares.....  32
Federal Income Taxation.....................................  33
Disclosure of Portfolio Holdings............................  34
Appendix A -- Underlying Funds.............................. A-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                                    OVERVIEW

This Prospectus provides information about the ten Van Kampen Retirement Strategy Funds (each referred to as a "Fund" and collectively as the "Funds"):

Van Kampen 2050 Retirement Strategy Fund

Van Kampen 2045 Retirement Strategy Fund

Van Kampen 2040 Retirement Strategy Fund

Van Kampen 2035 Retirement Strategy Fund

Van Kampen 2030 Retirement Strategy Fund

Van Kampen 2025 Retirement Strategy Fund

Van Kampen 2020 Retirement Strategy Fund

Van Kampen 2015 Retirement Strategy Fund

Van Kampen 2010 Retirement Strategy Fund

Van Kampen In Retirement Strategy Fund

Each Fund seeks to provide an asset allocation strategy designed for investors planning to retire on or about a specific year, except for the Van Kampen In Retirement Strategy Fund (the "In Retirement Strategy Fund"), which is designed to provide income for investors who have already retired.

                             INVESTMENT OBJECTIVES

Each Fund's (except for the In Retirement Strategy Fund) investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The In Retirement Strategy Fund's investment objective is to seek current income consistent with preservation of capital. Each Fund's investment objective may be changed by its Board of Trustees without shareholder approval, but no change is anticipated.

                        PRINCIPAL INVESTMENT STRATEGIES

Each Fund is a "fund of funds" which invests in a number of other funds in the Van Kampen fund complex ("Affiliated Underlying Funds") and non-affiliated funds ("Unaffiliated Underlying Funds" and, together with Affiliated Underlying Funds, "Underlying Funds"). The Underlying Funds in which the Funds invest may include mutual funds and exchange traded funds ("ETFs"). Each Fund will seek to achieve its investment objective by investing in a portfolio of Underlying Funds that represent various asset classes and sectors that will change over time as the target retirement date in a given Fund's name gets closer.

The Funds are designed primarily for investors seeking a professionally managed investment program to simplify the accumulation of assets prior to and during retirement. Each Fund (other than the In Retirement Strategy Fund) is managed based on an approximate retirement year (the "target retirement date") included in its name. In general, the Funds' investment programs assume the investor turns 65 on or about the target retirement date. To accommodate a wider range of investor preferences and retirement time horizons than is possible with a single fund, the Van Kampen Retirement Strategy Funds offer ten Funds with different combinations of asset allocations. Choosing a Fund with an earlier target retirement date generally represents a more conservative choice and choosing a Fund with a later target retirement date generally represents a more aggressive choice. The In Retirement Strategy Fund seeks to provide a level of return able to sustain systemic withdrawals for investors who have already retired. The following table details the way each Fund currently allocates investments among various asset classes.

                                           TARGET ALLOCATION AMONG
                                       UNDERLYING FUNDS AS OF THE DATE
                                             OF THIS PROSPECTUS
                                      ---------------------------------
                                                  FIXED
                   RETIREMENT YEAR               INCOME     ALTERNATIVE
                 (ASSUMES RETIREMENT  EQUITY      FUNDS     INVESTMENT
  FUND               AGE OF 65)        FUNDS    AND CASH       FUNDS
  ----           -------------------  -------   ---------   -----------
  2050           2048-2052               80%        10%          10%
  2045           2043-2047               80%        10%          10%
  2040           2038-2042               80%        10%          10%
  2035           2033-2037               80%        10%          10%
  2030           2028-2032               71%        19%          10%
  2025           2023-2027               64%        28%           8%
  2020           2018-2022               58%        36%           6%
  2015           2013-2017               51%        44%           4%
  2010           2008-2012               46%        51%           3%
  In Retirement  Post Retirement         22%        78%           0%

Appendix A to this Prospectus lists those Underlying Funds currently available for investment by the Funds and shows each such Underlying Fund's investment adviser and/or investment subadviser and its investment objective(s) and primary investment strategy as of the date of this Prospectus. As shown on Appendix A, each of the Funds currently expects to invest primarily in certain Affiliated Underlying Funds which, like the Funds, are advised by Van Kampen Asset Management, and in certain Unaffiliated Underlying Funds advised by Russell Investment Management Company (the

"Russell Underlying Funds"). The Russell Underlying Funds employ Russell's "multi-style, multi-manager" approach, whereby portions of such funds are allocated to different money managers (unaffiliated with Russell Investment Management and Van Kampen Asset Management) who employ distinct investment styles. Thus, the Funds provide investors with access to a number of different money managers. For more information on Van Kampen Asset Management and Russell Investment Management Company, see the section entitled "Investment Advisory Services."

The Funds are not required to invest in all of the Underlying Funds nor are the they required to invest in any single Underlying Fund. There is no minimum percentage in which a Fund must invest in any Underlying Fund; however, no Fund may invest more than 50% of its assets at the time of investment in any one Underlying Fund and no Fund may hold more than 25% of the outstanding voting securities of an Unaffiliated Underlying Fund at the time of investment. From time to time, the Funds' investment adviser may select new or different Underlying Funds other than those listed on Appendix A without prior approval of or prior notice to shareholders.

Although the Funds do not engage in active trading or attempt to capture short-term market opportunities with respect to Underlying Funds, the Funds' investment adviser monitors the Underlying Funds and may from time to time adjust the percentage of assets invested in any specific Underlying Fund held by a Fund.

Over time, the asset allocation mix will change according to a "glide path" developed by the Funds' investment subadviser. The glide path represents the shifting of assets over time. The glide path is designed to help investors accumulate assets over time needed to generate income during their retirement years. The current projected glide path is set forth below. The Funds' investment adviser continuously monitors the glide path and each Fund's asset allocation and seeks to identify improvements that would benefit shareholders. Accordingly, the investment subadviser may modify the glide path (and therefore a Fund's target allocations among the Underlying Funds) in the future in accordance with changes in Fund performance, economic outlook and the investment subadviser's asset allocation methodology.

The following glide path chart illustrates how the asset allocation mix of the Funds is currently projected to change over time.

                               [GLIDE PATH CHART]

Each Fund has target allocations for the broad asset classes of equity securities, fixed income securities and alternative investments. As the glide path shows, each Fund's asset mix becomes more conservative as it approaches its target retirement date. This reflects the need to reduce investment risk and lower volatility as retirement approaches and the Fund becomes a source of income after retirement.

Subject to the target allocations for each Fund, the Funds' investment adviser determines the underlying asset allocations, manages daily cash flow activities and rebalances the Funds generally on an annual basis to ensure appropriate allocations among asset classes and among Underlying Funds in accordance with the applicable target allocations. In addition, the investment adviser may rebalance the Funds from time to time based on market conditions.

After the target retirement date, the Funds will continue on a glide path to a more conservative allocation designed to place greater emphasis on income and reduce investors' overall risk. Approximately 15 years after a Fund's stated target retirement date, the Fund's exposure to equity Underlying Funds will become static and approximate that of the In Retirement Fund. Beginning with a Fund's target retirement date, the Funds' Board of Trustees may approve combining such Fund with the In Retirement Strategy Fund. The board will approve a combination with the In Retirement Strategy Fund if it determines the combination to be in the best interest of Fund shareholders. Once such a combination occurs, shareholders will own shares of the In Retirement Strategy Fund. Shareholders will be notified prior to, but will not have to approve, such a combination.

While the glide path is designed to accumulate assets needed to generate income during retirement years, there is no guarantee the investment adviser will correctly predict market or economic conditions or that the Underlying Funds will achieve their respective investment objectives and, as with other mutual fund investments, you could lose money.

                           PRINCIPAL INVESTMENT RISKS

An investment in any of the Funds is subject to risks, and you could lose money on your investment in a Fund. There can be no assurance that the Funds will achieve their investment objective.

                           RISKS OF INVESTING IN THE
                           RETIREMENT STRATEGY FUNDS

FUND SELECTION RISK. It is expected that investors will select a Fund whose stated target retirement date is closest to their retirement date. Choosing a Fund with an earlier target retirement date represents a more conservative choice; choosing a Fund with a later target retirement date represents a more aggressive choice. The target retirement date of a Fund should not necessarily represent the year an investor intends to start withdrawing retirement assets; it should be a guide only. More conservative investors should choose a Fund with a target retirement date earlier than their planned retirement year. To the extent that a Fund's assets decrease over time, that Fund's expense ratio is likely to increase.

ALLOCATION RISK. Each Fund's ability to achieve its investment objective depends on the Funds' investment adviser's ability to select the appropriate mix of Underlying Funds. There is the risk that the Funds' investment adviser's asset allocation methodology and assumptions regarding the Underlying Funds may be incorrect in light of actual market conditions. Neither the Funds nor their investment adviser can assure that a recommended asset allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon. An investor may need to take into account other factors in determining the appropriateness of the Funds. Each Fund allocates its assets among Underlying Funds within certain ranges. Therefore, each Fund may have less flexibility to invest than other mutual funds without such constraints.

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Funds invest has its own investment risks, and those risks can affect the value of the Underlying Funds' shares and therefore the value of the Funds' investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives. The Underlying Funds may change their investment objectives or policies without the approval of the Funds. In addition, an Underlying Fund may cease operations, merge or combine with other funds or close to investors. If an Underlying Fund were to change, the Funds may be forced to sell their shares of the Underlying Fund at a disadvantageous time. The Funds bear their own expenses and indirectly bear the proportionate share of expenses of the Underlying Funds in which they invest.

AFFILIATED UNDERLYING FUNDS RISKS. In selecting among Affiliated Underlying Funds (which are also advised by the Funds' investment adviser), the Funds' investment adviser is subject to the potential conflict of interest presented because the fees paid by some Affiliated Underlying Funds to their investment adviser are higher than the fees paid by other Affiliated Underlying Funds; however, the Funds' investment adviser seeks to select those Underlying Funds that best satisfy its asset allocation methodology and each Fund's target asset allocation weighting.

UNAFFILIATED UNDERLYING FUNDS RISKS. Although the Funds' investment adviser monitors and seeks to coordinate the overall asset allocation of the Funds, each Underlying Fund's investment adviser makes investment decisions independently. The investment styles employed by Underlying Funds' investment advisers may not be complementary. The interplay of the various strategies employed by the Underlying Funds' investment advisers may result in a Fund's exposure to a given stock, industry or investment style unintentionally being smaller or larger than intended. Certain of the Unaffiliated Underlying Funds in which the Funds may invest utilize a multi-manager approach, which may increase these risks. Furthermore, the multi-manager approach could increase an Unaffiliated Underlying Fund's portfolio turnover rates, which may result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

EXCHANGE TRADED FUNDS (ETFS) RISK. An investment by a Fund in an Underlying Fund that is an ETF generally presents the same primary risks as investment in an Underlying Fund that is a mutual fund. In addition ETFs may also be subject to the following risks: (i) the market price of an ETF may trade above or below net asset value, (ii) an active trading market for an ETF's shares may not be maintained; (iii) trading in an ETF's shares may be halted if the listing exchange deems such action appropriate; (iv) ETFs are not actively managed and may not fulfill their objective of tracking the performance of the index they seek to track; (v) an ETF would not necessarily sell a security because of a decline in the financial condition of the issuer unless such security was removed from the index such ETF seeks to track, (vi) the value of an investment in an ETF may decline more or less in correlation with any decline in the value of the index it seeks to track; (vii) an ETF that is focused on a single industry or sector may present more risks than if it were broadly diversified over numerous industries or sectors of the economy.

TARGET ALLOCATION RISK. When a Fund has a greater asset allocation to equity securities it will be less conservative and have more equity security risk exposure. Over time, as a Fund gets closer to its target retirement date, a Fund's asset mix becomes more conservative as it contains more fixed-income and short-term fixed-income securities and it will have more fixed-income security risk exposure. A Fund's transformation reflects the need to reduce overall investment risk and lower volatility as retirement approaches and the Fund may be a primary source of income for an investor after retirement.

DIVERSIFICATION STATUS AND ASSOCIATED RISKS. Each Fund is a non-diversified fund because it invests primarily in the Underlying Funds. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund; and, as a result, a non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified fund's shares. However, because each Fund implements its asset allocation strategy by investing in different types of Underlying Funds and because most of the Underlying Funds are themselves diversified, it is expected that the Funds are subject to less non-diversification risk than other types of non-diversified funds not pursuing this kind of strategy. However, the Funds may invest a significant portion of their respective assets in one or more Underlying Funds and certain Underlying Funds may be non-diversified themselves. Thus, the Funds may present more risk than a diversified fund.

                           RISKS OF INVESTING IN THE
                                UNDERLYING FUNDS

An investment in the Underlying Funds is subject to risks, and the Funds could lose money on their investment in the Underlying Funds. There can be no assurance that the Underlying Funds will achieve their investment objectives.

In summarizing the risks below of the Underlying Funds, the Funds have organized the discussion into those risks typically associated with equity Underlying Funds, those risks typically associated with fixed income Underlying

Funds, those risks typically associated with alternative investments Underlying Funds and those risks generally associated with Underlying Funds.

Equity Risks

The equity Underlying Funds primarily invest in equity securities, including common stocks, preferred stock and convertible securities of small, medium and large sized companies. Certain Underlying Funds emphasize a particular style of investing and may concentrate in a particular sector or industry. Below is a summary of the risks of such equity Underlying Funds.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Investments in convertible securities are affected by changes similar to those of equity securities and fixed income securities (see below). The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

STYLE-SPECIFIC RISK. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Underlying Funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying Funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are subject to the risk that the valuations never improve. Certain Underlying Funds invest in companies with special situations or circumstances (for example: companies with new, limited or cyclical product lines, services, markets, distribution channels or financial resources, or companies where the management of such companies may be dependent upon one or a few key people, or companies with initial public offerings, or other unusual events such as acquisitions, mergers, liquidations); such companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock markets in general.

SECTOR RISK. Most of the Underlying Funds do not concentrate on specific industry sectors of the market; however, certain of those Underlying Funds may from time to time emphasize certain industry sectors of the market. Alternatively, certain other Underlying Funds specifically do concentrate their investments in specific sectors of the market. To the extent an Underlying Fund invests a significant portion of its assets in securities of companies in the same sector of the market, such Underlying Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

CAPITALIZATION RISK. Some Underlying Funds emphasize their investments in companies of a particular capitalization range while other Underlying Funds may invest in all companies regardless of capitalization. During an overall stock market decline, stock prices of small- (including micro capitalization) or medium-capitalization companies (which certain Underlying Funds may emphasize) often fluctuate more and may fall more than stock prices of larger-capitalization companies. Stocks of small- and medium-capitalization companies have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies.

INCOME RISK. The ability of equity funds to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of underlying securities. If dividends are reduced or discontinued, distributions from the Underlying Funds may decline as well.

Fixed Income Risks

The fixed income Underlying Funds primarily invest in government securities, including mortgage-backed securities, and corporate securities, including investment grade and below investment grade corporate securities, asset backed securities, inflation indexed securities and zero coupon and stripped securities. Below is a summary of the risks of such fixed income Underlying Funds.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Underlying Funds will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in fixed income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities.

Certain Underlying Funds invest in U.S. government securities, which, while backed by the U.S. government, are not guaranteed against declines in their market values.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to greater price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as payment-in-kind securities or zero coupon bonds which do not make regular interest payments in cash. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments in cash and therefore subject an Underlying Fund investing in such securities to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater an Underlying Fund's outstanding commitments for these securities, the greater the Underlying Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Various Underlying Funds emphasize different parts of the credit spectrum from high grade securities to investment grade securities to below investment grade securities. An Underlying Fund investing primarily in below investment grade securities generally is subject to a higher level of credit risk than an Underlying Fund investing primarily in investment grade securities. Securities rated BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds." Lower grade securities are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. An Underlying Fund may incur higher expenses to protect its interests in such securities. Such lower-grade securities, especially those with longer maturities or those not making regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

INCOME RISK. The interest income on the Underlying Funds' fixed income securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, distributions from the Underlying Funds may drop as well.

CALL/PREPAYMENT RISK. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called or prepaid securities would most likely be reinvested by the Underlying Funds in securities bearing new, lower interest rates, resulting in a possible decline in the Underlying Fund's income and distributions to shareholders.

For Underlying Funds that invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies, these mortgage-related securities are especially sensitive to call or prepayment risk because borrowers often refinance their mortgages when interest rates drop.

EXTENSION RISK. As discussed above, the prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

INFLATION INDEXED SECURITIES. Certain Underlying Funds may invest in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the such Underlying Fund's income level to fluctuate.

Alternative Investment Risks

The alternative investments for the Funds include Underlying Funds that invests primarily in real estate, real estate investment trusts and foreign real estate companies, commodities and currencies. Below is a summary of the risks of such alternative investments.

REAL ESTATE, REAL ESTATE INVESTMENT TRUSTS ("REITS") AND FOREIGN REAL ESTATE COMPANIES. Underlying Funds that invest in or concentrate their investments in the real estate industry or in REITs or foreign real estate companies are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service the real estate industry also will be affected by such risks. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs and foreign real estate companies must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

COMMODITIES RISK. Certain Underlying Funds may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

CURRENCY RISKS. The currency markets are highly volatile. Prices in these markets are influenced by, among other things, changing supply and demand for a particular currency, which can be influenced by investment and trading activities of mutual funds, hedge funds and currency funds; trade; fiscal, money and domestic or foreign exchange control programs and policies; and changes in domestic and foreign interest rates. Currency prices may also be influenced by changes in balance of payment and trade, domestic and foreign rates of inflation, international trade restrictions and currency devaluations and revaluations. Extreme price movements in the value of currencies have also occurred as a result of general market forces, without any action having been taken by governments.

Governments from time to time intervene, directly and by regulation, in currency markets, with the specific intention of influencing currency exchange rates. The effect of government intervention is often heightened by a group of governments acting in concert and, in several instances, a group of governments acting through their central banks has caused the value of a particular currency to change substantially overnight. It is possible that government regulation could adversely affect an Underlying Fund's ability to terminate existing agreements or to realize amounts to be received under those agreements. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent an Underlying Fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting that Underlying Fund to substantial losses.

Other Risks

Certain Underlying Funds may also invest in foreign securities and derivatives instruments and may be classified as a non-diversified fund. Below is a summary of such risks.

FOREIGN RISK. Because certain Underlying Funds may (and other Underlying Funds will) own securities of foreign issuers, such Underlying Funds may (will) be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Certain Underlying Funds may (will) also invest in issuers in developing or emerging market countries. The risks of investing in developing or emerging market countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy's dependence on international trade or development assistance, greater foreign currency exchange risk and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

RISKS OF USING DERIVATIVE INSTRUMENTS. The Underlying Funds may invest to varying degrees in derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

NON-DIVERSIFICATION RISK. Certain Underlying Funds may be classified as non-diversified funds. This means that such an Underlying Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, such Underlying Fund may be subject to greater risk than a diversified fund because changes in a the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such Underlying Fund's shares.

MANAGER RISK. As with any managed fund, the Underlying Funds' investment adviser(s) may not be successful in selecting the best-performing securities or investment techniques, and the Underlying Funds' performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of each Fund's investment objective and principal investment strategies, the Funds may be appropriate for investors who:

- Seek a professionally managed investment program designed to simplify the accumulation of assets prior to and during retirement

- Seek to add to their investment portfolio a fund investing in other Van Kampen funds and unaffiliated funds

- Can withstand volatility in the value of their shares of the Fund

- Plan to retire on or about the target retirement date of such Fund

An investment in any of the Funds is not a deposit of any bank or other insured depository institution. An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in a Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Funds. An investment in any of the Funds is intended to be a long-term investment, and the Funds should not be used as trading vehicles.

                            PERFORMANCE INFORMATION

As of the date of this Prospectus, the Funds have not yet completed a full calendar year of investment operations. When the Funds have completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for each Fund. The information could serve as a basis for investors to evaluate each Fund's performance and risks by looking at how each Fund's performance varies from year to year and how each Fund's performance compares to a broad-based market index.

Fees and Expenses of the Funds

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


                                                              CLASS I      CLASS R
                                                              SHARES       SHARES
--------------------------------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                 None         None
.......................................................................................
Maximum deferred sales charge (load) (as a percentage of the
lesser of original purchase price or redemption proceeds)     None         None
.......................................................................................
Maximum sales charge (load) imposed on reinvested dividends   None         None
.......................................................................................
Redemption fee                                                None         None
.......................................................................................
Exchange fee                                                  None         None
.......................................................................................
--------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------------

VAN KAMPEN 2050 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.26%        0.26%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.84%        0.84%
.......................................................................................
Total annual fund operating expenses*                         1.20%        1.70%
.......................................................................................

VAN KAMPEN 2045 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.26%        0.26%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.84%        0.84%
.......................................................................................
Total annual fund operating expenses*                         1.20%        1.70%
.......................................................................................

                                                              CLASS I      CLASS R
                                                              SHARES       SHARES
--------------------------------------------------------------------------------------

VAN KAMPEN 2040 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.26%        0.26%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.84%        0.84%
.......................................................................................
Total annual fund operating expenses*                         1.20%        1.70%
.......................................................................................

VAN KAMPEN 2035 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.26%        0.26%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.82%        0.82%
.......................................................................................
Total annual fund operating expenses*                         1.18%        1.68%
.......................................................................................

VAN KAMPEN 2030 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.27%        0.27%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.77%        0.77%
.......................................................................................
Total annual fund operating expenses*                         1.14%        1.64%
.......................................................................................

VAN KAMPEN 2025 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.27%        0.27%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.74%        0.74%
.......................................................................................
Total annual fund operating expenses*                         1.11%        1.61%
.......................................................................................

VAN KAMPEN 2020 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.27%        0.27%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.70%        0.70%
.......................................................................................
Total annual fund operating expenses*                         1.07%        1.57%
.......................................................................................

VAN KAMPEN 2015 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.28%        0.28%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.68%        0.68%
.......................................................................................
Total annual fund operating expenses*                         1.06%        1.56%
.......................................................................................

                                                              CLASS I      CLASS R
                                                              SHARES       SHARES
--------------------------------------------------------------------------------------

VAN KAMPEN 2010 RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.29%        0.29%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.65%        0.65%
.......................................................................................
Total annual fund operating expenses*                         1.04%        1.54%
.......................................................................................

VAN KAMPEN IN RETIREMENT STRATEGY FUND
--------------------------------------------------------------------------------------
Management fees*                                              0.10%        0.10%
.......................................................................................
Distribution and/or service(12b-1) fees(1)                    None         0.50%
.......................................................................................
Other expenses*(2)                                            0.30%        0.30%
.......................................................................................
Acquired Fund (i.e., Underlying Funds) fees and expenses(3)   0.52%        0.52%
.......................................................................................
Total annual fund operating expenses*                         0.92%        1.42%
.......................................................................................



* The Funds' investment adviser intends to voluntarily waive or reimburse all or a portion of each Fund's management fees or other expenses such that annualized actual Fund operating expenses (including indirect expenses from the Underlying Funds) for fiscal year ended August 31, 2009 do not exceed the following amounts:


                                                                                                                          In
                                     2050     2045     2040     2035     2030     2025     2020     2015     2010     Retirement
                                     Fund     Fund     Fund     Fund     Fund     Fund     Fund     Fund     Fund        Fund
                                     -----    -----    -----    -----    -----    -----    -----    -----    -----    -----------
       Class I Shares                0.98%    0.98%    0.98%    0.98%    0.98%    0.97%    0.95%    0.90%    0.85%       0.75%
       Class R Shares                1.48%    1.48%    1.48%    1.48%    1.48%    1.47%    1.45%    1.40%    1.35%       1.25%

    After August 31, 2009, the fee waivers or expense reimbursements can be terminated at any time.

(1) Class R Shares are subject to a combined annual distribution and service fee of up to 0.50% of the average daily net assets attributable to such class of shares. See "Purchase of Shares." The Funds will not pay any sales charge or annual distribution and service fee in connection with their investment in shares the Underlying Funds.

(2) "Other Expenses" are estimated for the current fiscal year.

(3) As the Funds invest in shares of the Underlying Funds, shareholders in the Funds bear indirectly the expenses of the Underlying Funds. Because the amount of the Funds' assets invested in each of the Underlying Funds change over time, the amounts shown in the table are approximate amounts.

Example:

The following example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds:

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the at the Funds' operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              1 YEAR       3 YEARS
----------------------------------------------------------------------------------

VAN KAMPEN 2050 RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $122         $381
...................................................................................
Class R Shares                                                $173         $536
...................................................................................

VAN KAMPEN 2045 RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $122         $381
...................................................................................
Class R Shares                                                $173         $536
...................................................................................

VAN KAMPEN 2040 RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $122         $381
...................................................................................
Class R Shares                                                $173         $536
...................................................................................

VAN KAMPEN 2035 RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $120         $375
...................................................................................
Class R Shares                                                $171         $530
...................................................................................

VAN KAMPEN 2030 RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $116         $362
...................................................................................
Class R Shares                                                $167         $517
...................................................................................

VAN KAMPEN 2025 RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $113         $353
...................................................................................
Class R Shares                                                $164         $508
...................................................................................

VAN KAMPEN 2020 RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $109         $340
...................................................................................
Class R Shares                                                $160         $496
...................................................................................

VAN KAMPEN 2015 RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $108         $337
...................................................................................
Class R Shares                                                $159         $493
...................................................................................

VAN KAMPEN 2010 RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $106         $331
...................................................................................
Class R Shares                                                $157         $486
...................................................................................

VAN KAMPEN IN RETIREMENT STRATEGY FUND
----------------------------------------------------------------------------------
Class I Shares                                                $94          $293
...................................................................................
Class R Shares                                                $145         $449
...................................................................................

Investment Objectives,
Principal Investment Strategies and Risks

 -------------------------------------------------------------------------------

                             INVESTMENT OBJECTIVES

Each Fund's (except for the In Retirement Strategy Fund) investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The In Retirement Strategy Fund's investment objective is to seek current income consistent with preservation of capital.

Each Fund's investment objective may be changed by its Board of Trustees without shareholder approval, but no change is anticipated. If a Fund's investment objective changes, that Fund will notify its shareholders in writing and shareholders should consider whether that Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that any of the Funds will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Each Fund's ability to achieve its investment objective depends in part on the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the Underlying Funds or the Funds will achieve each of their investment objectives. You may invest in certain of the Underlying Funds directly. By investing in any of the Funds, you will incur a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the respective Fund.

Each Fund's ability to achieve its investment objective depends in part on the Funds' investment adviser's ability to select the appropriate mix of Underlying Funds. Subject to the target allocations for each Fund, the Funds' investment adviser determines the underlying asset allocation, selects the Underlying Funds, manages daily cash flow activities and rebalances the Funds generally on an annual basis to ensure appropriate allocations among asset classes and among Underlying Funds in accordance with the applicable target allocations. In addition, the Funds' investment adviser may rebalance the Funds from time to time based on market conditions.

                            EQUITY UNDERLYING FUNDS

The equity Underlying Funds primarily invest in some or all of the following securities or strategies. Certain equity Underlying Funds may invest a limited portion of their assets in fixed income securities. See also "--Fixed Income Underlying Funds" below.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Certain Underlying Funds' investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both,
(iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Underlying Funds to additional risks not ordinarily associated with investments in convertible securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Underlying Funds are subject to risks if the underlying equity security, reference rate or index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Underlying Funds to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing an Underlying Fund's portfolio.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

There can be no assurance of current income on convertible securities because the issuers thereof may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying security. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Certain Underlying Funds may purchase convertible securities rated below investment grade (i.e., Ba or lower by Moody's or BB or lower by S&P). Securities rated below investment grade are commonly known as junk bonds. Convertible securities rated in these categories are considered high risk securities and the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities. See also "--Fixed Income Underlying Funds--Medium- and lower-grade fixed income securities."

SMALL, MEDIUM AND LARGE-SIZED COMPANIES. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. The market movements of equity securities of small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of small capitalization companies generally are less liquid than those of larger capitalization companies. This means that an Underlying Fund could have greater difficulty selling such securities at the time and price that the Underlying Fund would like. Thus, to the extent the Underlying Funds invest in smaller or medium-sized companies, the Underlying Funds may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies. In addition, investment opportunities for certain undervalued, small- to medium-sized companies may be more limited than those in other sectors of the market. To facilitate the management of certain Underlying Funds' portfolios, certain Underlying Funds may, from time to time, suspend the continuous offering of their shares to new investors.

SECTOR/INDUSTRY INVESTING. Certain of the Underlying Funds may concentrate their investments in a particular sector or industry, such as the technology, utility and real estate industries. Concentrating investments in any sector or industry subjects that Underlying Fund to economic, political or regulatory risks associated with that sector or industry.

INTANGIBLE ASSETS RISK. Certain Underlying Funds invest in securities that, in their investment adviser's judgment, have among other things resilient business franchises and growth potential, such as companies with intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses, or distribution methods). Such intangible assets underlying strong business franchises are subject to risks which could include, among other things, that a company could lose its intangible assets, that the intangible asset may be overvalued, that new technology may make the intangible asset obsolete or less valuable and that the value of the intangible asset may be subject changes in federal or other regulations. A company that has franchise operations may also engage in other lines of business.

                         FIXED INCOME UNDERLYING FUNDS

Fixed income securities in which the fixed income Underlying Funds primarily invest may consist of the types listed below, including: government securities, including mortgage-backed securities, and corporate securities, including investment grade and below investment grade corporate securities. Certain fixed income Underlying Funds may invest a limited portion of their assets in preferred stock or convertible securities. See also "-- Equity Underlying Funds" above.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter maturities assuming all other factors, including credit quality, are equal; however, such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

U.S. GOVERNMENT SECURITIES. Certain Underlying Funds may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits ("REMICs"), collateralized mortgage obligations ("CMOs") and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) "when-issued" commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

MORTGAGE-BACKED SECURITIES. Certain Underlying Funds may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property ("mortgage-backed securities"). Such Underlying Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation

("FHLMC"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of an Underlying Fund's higher yielding securities may be converted to cash, and the Underlying Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Underlying Fund receives income at the higher rate. Therefore, an Underlying Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in an Underlying Fund's income in turn adversely affects the Underlying Fund's distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by an Underlying Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Certain Underlying Funds may invest in REMICs and CMOs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

Additional information regarding U.S. government securities, mortgage-backed securities, REMICs and CMOs is contained in the Funds' Statement of Additional Information.

ASSET-BACKED SECURITIES. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

CORPORATE FIXED INCOME SECURITIES. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

MEDIUM- AND LOWER-GRADE FIXED INCOME SECURITIES. Certain Underlying Funds may invest in medium- and lower-grade fixed income securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds." Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody's and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Underlying Funds may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example, could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium- and lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium- and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by an Underlying Fund more difficult, at least in the absence of price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Underlying Funds' portfolios may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Underlying Funds and may also limit the ability of the Underlying Funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Underlying Funds own or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

Each Underlying Fund that invests in medium- and lower-grade securities will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than is available about other issuers. In its analysis, each Underlying Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not necessarily require an Underlying Fund to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Underlying Funds' investment objective may be more dependent upon the credit analysis of the Underlying Funds' investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Underlying Funds' investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

INFLATION INDEXED SECURITIES. Certain Underlying Funds may invest in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed security have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the such Underlying Fund's income level to fluctuate.

ZERO COUPON AND STRIPPED SECURITIES. Certain Underlying Funds may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor's price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity, which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.

Stripped mortgage-backed securities (hereinafter referred to as "stripped mortgage securities") are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with at least two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, once class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse affect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations or market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying mortgage assets experience less than the anticipated volume of prepayments of principal, the yield of POs could be materially adversely affected. The market value of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of fixed income securities and, to the extent an Underlying Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of such Underlying Fund.

                    ALTERNATIVE INVESTMENTS UNDERLYING FUNDS

REAL ESTATE, REITS AND FOREIGN REAL ESTATE COMPANIES. Underlying Funds that concentrate their investments in the real estate industry or REITs or in foreign real estate companies are more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. The value of securities of companies which service that real estate industry also will be affected by such risks. If the Underlying Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Underlying Fund may own, the receipt of such income may adversely affect the Underlying Fund's ability to retain its tax status as a regulated investment company. In addition, REITs and foreign real estate companies depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs and foreign real estate companies must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Some REITs and foreign real estate companies (especially mortgage REITs) are affected by risks similar to those associated with investments in fixed income securities including changes in interest rates and the quality of credit extended. Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as an Underlying Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

COMMODITIES. Certain Underlying Funds may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. Underlying Funds may also invest in securities of issuers in commodity-related industries.

CURRENCY TRANSACTIONS. Certain Underlying Funds may seek to benefit from changes in the relative valuations of one currency to another currency. The currency market is worldwide, rapidly changing and the largest and most liquid market in the world. The currency market is an inter-bank or inter-dealer market based on the vast network of hundreds of major banks and dealers across the globe. Additionally, it is an OTC market, meaning that transactions are conducted between any counter parties that agree to trade via the telephone or an electronic network. The currency market is unique in that it has no fixed location or centralized exchange, as do many stock markets. Dealers often advertise, negotiate and transact based upon exchange rates obtained directly or via distribution networks. The currency market is a true 24-hour market, five days a week, with dealers in every major time zone. Underlying Funds may invest in currency spot, forward and non-deliverable forward (NDF) transactions. A currency spot transaction is a cash-settled contract to buy or sell immediately a specified quantity of currency for physical settlement in no more than two days. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price. Currency forwards generally may be used to increase or reduce exposure to currency price movements. A non-deliverable currency forward transaction is a synthetic short-term forward contract on a thinly traded or non-convertible foreign currency, where the profit or loss is the difference between a specified exchange rate and the spot rate at the time of settlement. NDFs allow investors to hedge or gain exposure to local currency movements of markets without actually dealing in the underlying markets. The demand for NDFs arises principally out of regulatory and liquidity issues in the underlying currency. NDFs, in particular, are used to gain exposure to foreign currencies which are not internationally traded and do not have a forward market for foreign investors.

                   OTHER INVESTMENTS BY THE UNDERLYING FUNDS

SECURITIES OF FOREIGN ISSUERS. Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Underlying Funds' investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there is often less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Underlying Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Underlying Fund are not fully invested or attractive investment opportunities are foregone.

Certain Underlying Funds may (and other Underlying Funds will) invest all or a portion of their assets in securities of issuers determined by the Underlying Funds' investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause an Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Underlying Funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve risks that are substantially identical to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since certain Underlying Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, such Underlying Funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Underlying Funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Underlying Funds' assets denominated in that currency and the Underlying Funds' return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Underlying Funds will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Certain Underlying Funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Underlying Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

Certain Underlying Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Underlying Funds purchase a foreign security traded in the currency which the Underlying Funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Funds than if they had not entered into such contracts.

INVESTMENT COMPANIES. Certain Underlying Funds may invest in securities of certain issuers indirectly through investments in other investment companies. Investments in other investment companies may involve duplication of management fees and certain other expenses.

USE OF DERIVATIVES. The Underlying Funds may, but are not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Underlying Funds' use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. The Underlying Funds' use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Underlying Funds' investment objectives and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Fund's use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Underlying Funds' initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). An Underlying Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk and the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Underlying Fund or if the reference index, security or investments do not perform as expected.

Certain Underlying Funds also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and risk of loss. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle's administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Underlying Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Underlying Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the

Underlying Funds' custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Funds' Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Underlying Funds' investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

BORROWING RISK. Certain Underlying Funds may borrow money for investment purposes, which is known as "leverage." Such Underlying Funds may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Underlying Fund's shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Underlying Fund's ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Underlying Fund's net income will be less than if the Underlying Fund did not use leverage and the amount available for distributions to shareholders of the Underlying Fund will be reduced. An Underlying Fund's use of leverage also may impair the ability of the Underlying Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Underlying Funds and each of the Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Underlying Funds may invest in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Underlying Fund would like. Thus, the Underlying Funds may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Underlying Funds is contained in the Funds' Statement of Additional Information.

The Underlying Funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Underlying Funds' investment adviser believes the potential of the security has lessened, or for other reasons. The Underlying Funds' portfolio turnover rates may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Underlying Funds' investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Funds or an Underlying Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in temporary investments. Under normal market conditions, the potential for total return on these securities will tend to be lower than the potential for total return on other securities that may be owned by the Funds. In taking such a defensive position, the Funds or an Underlying Fund would temporarily not be pursuing their principal investment strategies and may not achieve their investment objectives.

Investment Advisory Services

 -------------------------------------------------------------------------------

                        INVESTMENT ADVISER TO THE FUNDS

Van Kampen Asset Management is the Funds' investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2008. Van Kampen Funds Inc., the distributor of the Funds (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.

ADVISORY AGREEMENT. The Funds retain the Adviser to manage the investment of their assets and to place orders for the purchase and sale of their portfolio securities. Under an investment advisory agreement between the Adviser and each Fund (the "Advisory Agreement"), each Fund pays the Adviser a monthly fee computed based upon an annual rate applied to its average daily net assets of 0.10%. Each Underlying Fund pays to its investment adviser a fee based on the assets of such Underlying Fund. The Funds indirectly bear the investment advisory fees (and other expenses) of the Underlying Funds.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Funds. The Funds pay all charges and expenses of their day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Funds (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement and subadvisory agreement (described below) will be included in each Fund's Semi-Annual Report for the period ended February 28, 2009 and is currently available in the Funds' Statement of Additional Information dated
September   , 2008.

                       INVESTMENT SUBADVISER TO THE FUNDS

Morgan Stanley Investment Management Limited is each Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Morgan Stanley. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 2008, the Subadviser, together with its investment management affiliates, managed and supervised assets of approximately $571 billion. The Subadviser's principal office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

SUBADVISORY AGREEMENT. The Adviser has entered into a subadvisory agreement with the Subadviser to assist the Adviser in performing its investment advisory functions. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fee the Adviser receives from the Fund.

PORTFOLIO MANAGEMENT. Each Fund is managed by members of the Subadviser's Global Portfolio Solutions team. The Global Portfolio Solutions team consists of portfolio managers and analysts. The current members of the Global Portfolio Solutions team jointly and primarily responsible for the day-to-day management of each Fund's portfolio are Epco van der Lende, a Managing Director of the Subadviser, Petr Kocourek, an Executive Director of the Subadviser, and Jan Baars, an Executive Director of the Subadviser.

Mr. van der Lende has been associated with the Sub-adviser or its affiliates in an investment management capacity since 1996 and has been managing the Fund since 2008.

Mr. Kocourek has been associated with the Subadviser or its affiliates in an investment management capacity since 1997 and has been managing the Fund since 2008.

Mr. Baars has been associated with the Subadviser or its affiliates in an investment management capacity since 1999 and has been managing the Fund since 2008.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


The composition of the team may change without notice (except that shareholders will be notified of changes in those members who are primarily responsible for the day-to-day management of each Fund) from time to time.

                       MANAGEMENT OF THE UNDERLYING FUNDS

The investment adviser for each Underlying Fund is responsible for deciding which securities to purchase and sell for each respective Underlying Fund.

The Adviser serves as investment adviser to the Affiliated Underlying Funds.

The Russell Underlying Funds (i.e., those Unaffiliated Underlying Funds advised by Russell Investment Management Company) employ Russell's "multi-style, multi-manager" approach, whereby portions of such Russell Underlying Funds are allocated to different money managers who employ distinct investment styles. Subject to the approval of the board of trustees of such Russell Underlying Funds, Russell Investment Management Company may engage or terminate a money manager at any time and without a shareholder vote, pursuant to an exemptive order from the Securities and Exchange Commission. Assets of such Russell Underlying Funds not allocated to money managers are managed by Russell Investment Management Company. See Appendix A for a list of the money managers currently selected for each Russell Underlying Fund.

Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, was established in 1982 to serve as the investment management arm of Frank Russell Company. Frank Russell Company was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Frank Russell Company and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo. Frank Russell Company is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Funds may also invest in other Unaffiliated Underlying Funds advised by other investment advisers. See Appendix A for a list of the Underlying Funds, and their investment advisers, in which the Funds may currently invest. From time to time the Adviser may select new or different Underlying Funds other than those listed herein.

EXPENSES OF THE UNDERLYING FUNDS. In addition to the expenses that the Funds bear directly, the Funds' shareholders bear expenses of the Underlying Funds in which the Funds invest. The Adviser will seek to purchase the class of shares of each Underlying Fund most appropriate for the Funds, subject to eligibility requirements. Each Underlying Fund pays its investment adviser an advisory fee as compensation for services provided to the Underlying Fund.

MORE INFORMATION ABOUT THE UNDERLYING FUNDS. More information about the fees, expenses, investment objectives, strategies and risks of each Underlying Fund may be found in its prospectus, which can be found on the EDGAR database on the SEC's web site at www.sec.gov. The complete Underlying Fund holdings of the Funds are posted on a quarterly basis on the Funds' web site. To obtain more information about the Funds' Underlying Fund holdings, call your financial adviser or visit our web site at www.vankampen.com.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers Class I Shares and Class R Shares of the Funds. Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

Class R Shares are offered without any sales charges on purchases or sales. Class R Shares are subject to distribution (12b-1) fees and service fees as described herein. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Class I Share and Class R Share participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Class I Share participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Class I Share institutional clients may purchase shares either directly or through an authorized dealer.

Other classes of shares of the Funds may be offered through one or more separate prospectuses of the Funds. Each class of shares of each of the Funds represents an interest in the same portfolio of investments of the respective Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

No offer is made in this Prospectus of shares of the Underlying Funds.

                              PRICING FUND SHARES

The offering price of the Funds' shares is based upon each Fund's net asset value per share. Differences in net asset values per share of the Class I Shares and Class R Shares are generally expected to be due to the daily expense accruals of the higher distribution and service fees and transfer agency costs applicable to Class R Shares and the differential in dividends that may be paid on each class of shares.

The net asset value per share for each class of shares is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading. Net asset value per share for each class of shares is determined by dividing the value of each of the Fund's portfolio securities (which will consist principally of shares of the Underlying Funds), cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

The assets of the Funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The net asset values of the Underlying Funds or any other securities held by the Funds are calculated by using prices for portfolio securities as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Underlying Funds' or the Funds' Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to Class R Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Class R shareholders and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.50% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority ("FINRA"). The net income attributable to Class R Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with Class R Shares.

Class I Shares of the Fund are not subject to a distribution fee or service fee.

                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers ("dealers") and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Funds' shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments.


As described in the "Risk/Return Summary" and "Investment Advisory Services", each of the Funds currently expects to invest primarily in Affiliated Underlying Funds and in certain Russell Underlying Funds. The Adviser and/or the Distributor may pay compensation (out of their own assets and not as an expense of the Funds or the Underlying Funds) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of the Funds' shares and/or shareholder servicing. To the extent that an intermediary has such an arrangement, Russell Investment Management Company (the investment adviser to the Russell Underlying Funds) and/or the distributor of the Russell Underlying Funds intends to pay compensation (out of their own assets and, not as an expense of the Funds or the Underlying Funds) to certain affiliated and unaffiliated authorized dealers, including Morgan Stanley & Co. Incorporated, in connection with the sale or retention of the Fund's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide these dealers, and their representatives or employees, with an incentive to favor sales of shares of the Funds over other investment options. Any such payments will not change the net asset value or the price of the Funds' shares. For more information, please see the Funds' Statement of Additional Information and/or contact your authorized dealer.


The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Funds and the Distributor reserve the right to reject or limit any order to purchase any Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Funds or other Participating Funds (as defined below) may result in any of the Funds rejecting or limiting, in the Funds' or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Funds also reserve the right to suspend the sale of any of the Funds' shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by each Funds' Board of Trustees.

Investor accounts will automatically be credited with additional shares of the respective Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the respective Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, the Funds have implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Funds and the Distributor reserve the right to not open your account if this information is not provided. If the Funds or the Distributor are unable to verify your identity, the Funds and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders of Class I Shares of the Funds may redeem for cash some or all of their shares without charge by each Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.

The redemption price will be the net asset value per share next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A taxable gain or loss may be recognized by a shareholder upon redemption of shares, including if the redemption proceeds are paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities. If the shares to be redeemed have been recently purchased by check,

Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Funds shall convert all Class I Shares held by the shareholder to Class A Shares of the respective Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Funds

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Funds may achieve, shareholders may receive distributions from each Fund of dividends and capital gain dividends.

DIVIDENDS. Distributions from the Underlying Funds and interest from other investments are each Fund's main sources of net investment income. Each Fund's present policy, which may be changed at any time by each Fund's Board of Trustees, is to distribute annually in the case of each Fund, except the In Retirement Strategy Fund, and monthly in the case of the In Retirement Strategy Fund all, or substantially all, of their net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

CAPITAL GAIN DIVIDENDS. Each Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. In addition, a portion of each Fund's net capital gains may be attributable to capital gain dividends received from the Underlying Funds. Each Fund intends to distribute any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the respective Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Funds must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of the Funds' Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of shares of the Funds by shareholders of the Funds ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Funds, which may include, among other things, diluting the value of Funds' shares held by long-term shareholders, interfering with the efficient management of the Funds' portfolios, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Funds to hold excess levels of cash.

The Funds discourage and do not accommodate frequent purchases and redemptions of shares of the Funds by shareholders of the Funds, and each Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Funds' policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Funds," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Funds' policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Funds' policies regarding frequent trading of shares of the Funds are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, each Fund (i) has requested assurance that such intermediaries currently selling the Funds shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the respective Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Funds' policies with respect to frequent purchases, exchanges and redemptions of shares of the Funds. On omnibus accounts at intermediaries, the intermediary generally does not provide specific shareholder transaction information to the Funds on individual shareholder accounts on an ongoing basis. Therefore, to some extent, the Funds rely on the intermediaries to monitor frequent short-term trading by shareholders. As part of the Funds' or the Distributor's agreements with intermediaries, the intermediaries are required to provide certain shareholder identification and transaction information upon the Funds' request. The Funds may use this information to help identify and prevent market-timing activity in the Funds. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of each Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of each Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to its shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Each Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. Each Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2010. The reduced rate for qualified dividend income generally applies to qualified dividend income received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The Underlying Funds, the Funds and shareholders of the Funds must also satisfy certain holding period and other requirements in order for the reduced rate for qualified dividend income to apply. Because each Fund may invest some portion of its assets in Underlying Funds which invest in common stocks, a portion of the ordinary income dividends paid by each Fund may be eligible for the reduced rate applicable to qualified dividend income. No assurance can be given as to what percentage of the ordinary income dividends paid by the Funds will consist of qualified dividend income. To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Funds, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Each Fund intends to qualify as a regulated investment company under federal income tax law. If each Fund so qualifies and distributes each year at least 90% of its investment company taxable income, it will not be required to pay federal income taxes on any income distributed to its shareholders. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then it will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

                                                                      Appendix A

Underlying Funds

 -------------------------------------------------------------------------------

The list below represents those Underlying Funds currently available for investment by the Funds. From time to time the Adviser may select new or different Underlying Funds other than those listed below.

UNDERLYING FUND                        UNDERLYING FUND'S INVESTMENT ADVISER AND SUBADVISERS
Equity Funds

Van Kampen American Value Fund         Van Kampen Asset Management


Van Kampen Capital Growth Fund         Van Kampen Asset Management


Van Kampen Core Equity Fund            Van Kampen Asset Management


Van Kampen Emerging Markets Fund       Van Kampen Asset Management


Van Kampen Growth and Income Fund      Van Kampen Asset Management


Van Kampen International Growth Fund   Van Kampen Asset Management


Van Kampen Mid Cap Growth Fund         Van Kampen Asset Management

UNDERLYING FUND                        UNDERLYING FUND'S INVESTMENT OBJECTIVE AND PRIMARY INVESTMENT STRATEGY
Equity Funds
Van Kampen American Value Fund         to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of small- to medium-sized U.S. corporations.

Van Kampen Capital Growth Fund         to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of securities consisting primarily of common stocks that the Fund's investment adviser believes have above-average potential for capital growth.

Van Kampen Core Equity Fund            to seek capital growth and income. Under normal by investing primarily in a portfolio of common stocks and other equity securities of large capitalization companies that the Fund's investment adviser believes are undervalued and have strong earnings momentum and relative strength.

Van Kampen Emerging Markets Fund       to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Van Kampen Growth and Income Fund      to seek income and long-term growth of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of income-producing equity securities, including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities).

Van Kampen International Growth Fund   capital appreciation, with a secondary objective of income. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States.

Van Kampen Mid Cap Growth Fund         to seek capital growth. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

UNDERLYING FUND                        UNDERLYING FUND'S INVESTMENT ADVISER AND SUBADVISERS
Russell U.S. Core Equity Fund          Russell Investment Management Company*
                                         Columbus Circle Investors
                                         Marisco Capital Management, LLC
                                         Montag & Caldwell, Inc.
                                         Turner Investment Partners, Inc.
                                         Suffolk Capital Management, LLC
                                         AllianceBernstein L.P.
                                         Institutional Capital LLC
                                         MFS Institutional Advisors, Inc.
                                         Schneider Capital Management Corporation
                                         Arnhold and S. Bleichroeder Advisers, LLC

Russell U.S. Small & Mid Cap Fund      Russell Investment Management Company*
                                         Ranger Investment Management, L.P.
                                         Gould Investment Partners LLC
                                         Tygh Capital Management, Inc.
                                         ClariVest Asset Management LLC
                                         PanAgora Asset Management, Inc.
                                         DePrince Race & Zollo, Inc.
                                         Signia Capital Management, LLC
                                         Delphi Management, Inc.
                                         Jacobs Levy Equity Management, Inc.

Russell International Developed        Russell Investment Management Company*
Markets Fund                             Axiom International Investors LLC
                                         Marisco Capital Management, LLC
                                         UBS Global Asset Management (Americas) Inc.
                                         Wellington Management Company, LLP
                                         AQR Capital Management, LLC
                                         MFS Institutional Advisors, Inc.
                                         AllianceBernstein L.P.
                                         Altrinisic Global Advisors, LLC
                                         Mondrian Investment Partners Ltd.

Russell Emerging Markets Fund          Russell Investment Management Company*
                                         AllianceBernstein L.P.
                                         Arrowstreet Capital, Limited Partnership
                                         Genesis Asset Managers, LLP
                                         Harding Loevner Management, L.P.
                                         T. Rowe Price International, Inc.
                                         UBS Global Asset Management (Americas) Inc.

Fixed Income Funds

Van Kampen High Yield Fund             Van Kampen Asset Management

UNDERLYING FUND                        UNDERLYING FUND'S INVESTMENT OBJECTIVE AND PRIMARY INVESTMENT STRATEGY
Russell U.S. Core Equity Fund          to seek to provide long term capital growth by investing primarily in common stocks of medium and large capitalization U.S. companies.

Russell U.S. Small & Mid Cap Fund      to seek to provide long term capital growth by investing primarily in common stocks of small and medium capitalization companies, most of which are U.S. based.

Russell International Developed        to seek to provide long term capital growth by investing primarily in
Markets Fund                           equity securities, including common stocks and preferred stocks, issued by companies domiciled outside the U.S. and in depositary receipts, which represent ownership of securities of non- U.S.
                                       companies.

Russell Emerging Markets Fund          to seek to provide long term capital growth by investing primarily in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries.

Fixed Income Funds
Van Kampen High Yield Fund             to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the
                                       Fund's primary investment objective. The Fund's investment adviser seeks to achieve the Fund's investment objectives by investing primarily in a portfolio of high-yielding, high-risk bonds and other income securities, such as convertible securities and preferred stock.

UNDERLYING FUND                        UNDERLYING FUND'S INVESTMENT ADVISER AND SUBADVISERS
Russell Strategic Bond Fund            Russell Investment Management Company*
                                         Goldman Sachs Asset Management, L.P.
                                         Pacific Investment Management Company LLC
                                         Metropolitan West Asset Management, LLC
                                         Drake Capital Management, LLC
                                         Hyperion Brookfield Asset Management, Inc.
                                         Logan Circle Partners, L.P.

Van Kampen Inflation-Linked Fixed      Van Kampen Asset Management
Income Fund

Alternative Investment Funds

Russell Real Estate Securities Fund    Russell Investment Management Company*
                                         Cohen & Steers Capital Management, Inc.
                                         Heitman Real Estate Securities LLC
                                         INVESCO Institutional (N.A.), Inc.
                                         RREEF America L.L.C.
                                         AEW Management and Advisors, L.P.

UNDERLYING FUND                        UNDERLYING FUND'S INVESTMENT OBJECTIVE AND PRIMARY INVESTMENT STRATEGY
Russell Strategic Bond Fund            to seek to provide current income, and as a secondary objective, capital appreciation by investing primarily in bonds.
Van Kampen Inflation-Linked Fixed      to maximize real return, consistent with preservation of real capital
Income Fund                            and prudent investment management. The investment adviser seeks to achieve the Fund's investment objective by investing primarily in inflation-linked securities without regard to the country of issuance, particularly U.S. Treasury Inflation Protected Securities "(TIPS").]
Alternative Investment Funds
Russell Real Estate Securities Fund    to seek to provide current income and long term capital growth by concentrating its investments in equity securities of real estate companies, primarily companies known as real estate investment trusts and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties.


* Unaffiliated Underlying Funds advised by Russell Investment Management Company employ Russell's "multi-style, multi-manager" approach, whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Assets of such Underlying Funds not allocated to money managers are managed by Russell Investment Management Company.

  Subadvisers listed for the Russell Underlying Funds are current as of August 25, 2008. Subject to the approval of the board of trustees of such Underlying Funds, Russell Investment Management Company may engage or terminate a subadviser at any time and without a shareholder vote, pursuant to an exemptive order from the Securities and Exchange Commission.

  For more current information about the subadvisers to the Russell Underlying Funds, see the Funds' website at Vankampen.com or the EDGAR database at the SEC's website, www.sec.gov.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424
  - VAN KAMPEN INVESTMENTS 800-421-5666

VAN KAMPEN RETIREMENT STRATEGY FUNDS
522 Fifth Avenue
New York, New York 10036

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4AQ

Distributor
VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 219286
Kansas City, Missouri
64121-9286
Attn: Van Kampen Retirement Strategy Funds

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Retirement Strategy Funds

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

--------------------------------------------------------------------------------
  Van Kampen 2050 Retirement Strategy Fund
  Van Kampen 2045 Retirement Strategy Fund
  Van Kampen 2040 Retirement Strategy Fund
  Van Kampen 2035 Retirement Strategy Fund
  Van Kampen 2030 Retirement Strategy Fund
  Van Kampen 2025 Retirement Strategy Fund
  Van Kampen 2020 Retirement Strategy Fund
  Van Kampen 2015 Retirement Strategy Fund
  Van Kampen 2010 Retirement Strategy Fund
  Van Kampen In-Retirement Strategy Fund



  A Statement of Additional Information, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus.

  You can ask questions or obtain a free copy of the Funds' Statement of Additional Information by calling 800.847.2424. Free copies of the Funds' Statement of Additional Information are available from our web site at www.vankampen.com.

  Information about the Funds, including its Statement of Additional Information, has been filed with the Securities and Exchange Commission
  (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  October 8, 2008


  CLASS I SHARES
  CLASS R SHARES

  The Fund's Investment Company Act File No. is 811-22188.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                        All rights reserved. Member FINRA/SIPC


                                                                  RSPROI 10/08

     (VAN KAMPEN INVESTMENTS LOGO)

THE INFORMATION IN THIS PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECOMES EFFECTIVE. THIS PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.




                 SUBJECT TO COMPLETION -- DATED OCTOBER 7, 2008


                      STATEMENT OF ADDITIONAL INFORMATION

     This statement of additional information provides information about the ten Van Kampen Retirement Strategy Funds (each referred to as a "Fund" and collectively as the "Funds"):

                    VAN KAMPEN 2050 RETIREMENT STRATEGY FUND
                    VAN KAMPEN 2045 RETIREMENT STRATEGY FUND
                    VAN KAMPEN 2040 RETIREMENT STRATEGY FUND
                    VAN KAMPEN 2035 RETIREMENT STRATEGY FUND
                    VAN KAMPEN 2030 RETIREMENT STRATEGY FUND
                    VAN KAMPEN 2025 RETIREMENT STRATEGY FUND
                    VAN KAMPEN 2020 RETIREMENT STRATEGY FUND
                    VAN KAMPEN 2015 RETIREMENT STRATEGY FUND
                    VAN KAMPEN 2010 RETIREMENT STRATEGY FUND
                     VAN KAMPEN IN RETIREMENT STRATEGY FUND

     Each Fund's (except for the In Retirement Strategy Fund) investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The In Retirement Strategy Fund's investment objective is to seek current income consistent with preservation of capital.

     Each Fund is organized as a non-diversified series of the Van Kampen Retirement Strategy Trust, an open-end management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. Shares of the Funds are subject to two different prospectuses. Class A Shares and Class C Shares are subject to one prospectus dated October 8, 2008, and Class I Shares and Class R Shares are subject to a separate prospectus dated October 8, 2008 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Funds. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of any of the Funds. Investors should obtain and read a Prospectus prior to purchasing shares of the Funds. A Class A Shares and Class C Shares Prospectus, a Class I Shares and Class R Shares Prospectus, the Statement of Additional Information and the Funds' Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 522 Fifth Avenue New York, New York 10036 or (800) 847-2424.


                               TABLE OF CONTENTS

                                                              Page
                                                              ----
General Information.........................................  B-2
Investment Objectives, Investment Strategies and Risks......  B-3
Strategic Transactions......................................  B-29
Investment Restrictions.....................................  B-42
Trustees and Officers.......................................  B-45
Investment Advisory Agreement...............................  B-57
Fund Management.............................................  B-60
Other Agreements............................................  B-63
Distribution and Service....................................  B-63
Transfer Agent..............................................  B-68
Portfolio Transactions and Brokerage Allocation.............  B-69
Shareholder Services........................................  B-70
Redemption of Shares........................................  B-73
Contingent Deferred Sales Charge-Class A....................  B-73
Waiver of Contingent Deferred Sales Charges.................  B-74
Taxation....................................................  B-76
Fund Performance............................................  B-80
Other Information...........................................  B-82
Financial Statements........................................  B-88
Appendix A -- Proxy Voting Policy and Procedures............  A-1


       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 8, 2008.



                                                                     RSSAI 10/08

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust dated February 12, 2008, as amended and restated on February 27, 2008 (the "Declaration of Trust"). The Funds were organized as series of the Trust on February 27, 2008.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. Morgan Stanley Investment Management Limited (the "Subadviser") is a wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Funds, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056. The principal office of the Subadviser is 20 Bank Street, Canary Wharf, London, United Kingdom E14 4AD.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as each Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Funds currently offer four classes of shares, designated as Class A Shares, Class C Shares, Class I Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of each of the Funds generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Funds will assist such holders in communicating with other shareholders of the Funds to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission (the "SEC").

     In the event of liquidation, each of the shares of each of the Funds is entitled to its portion of all of the respective Fund's net assets after all debts and expenses of the respective Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of the date of this Statement of Additional Information, the In Retirement Fund is 100% owned by Van Kampen Investments. None of the other Funds have any shares outstanding as of the date of this Statement of Additional Information.

             INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     Each Fund's (except for the In Retirement Strategy Fund) investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The In Retirement Strategy Fund's investment objective is to seek current income consistent with preservation of capital.

     Each Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in a number of other funds in the Van Kampen fund complex ("Affiliated Underlying Funds") and non-affiliated funds ("Non-Affiliated Underlying Funds", together with Affiliated Underlying Funds, "Underlying Funds"). The Underlying Funds in which the Funds' invest may include mutual funds and exchange traded funds ("ETFs"). Additional information regarding the manner in which the Funds allocate their investments among the Underlying Funds is set forth in the Funds' Prospectus. The following disclosure supplements the disclosure set forth under the caption "Investment Objectives, Principal Investment Strategies and Risks" in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

     The Underlying Funds may invest in some or all of the following securities.

REPURCHASE AGREEMENTS

     The Funds and the Underlying Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Funds or the Underlying Funds) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Funds and the Underlying Funds may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Funds' or the Underlying Funds' Board of Trustees. Repurchase agreements maturing in more than seven days are subject to a fund's limitation on illiquid securities. The Funds and the Underlying Funds do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Funds and the Underlying Funds could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while such fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds and the Underlying Funds than would be available to such funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Funds and the Underlying Funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

NON-DIVERSIFICATION

     The Funds and certain of the Underlying Funds are "non-diversified" investment companies, which means the Funds and such Underlying Funds are not limited in the proportion of their respective assets that may be invested in the securities of a single issuer. However, the Funds and the Affiliated Underlying Funds intend to conduct their operations so as to each qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code").

If a Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, a Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of its total assets is invested in securities of (a) a single issuer (other than the U.S. government, its agencies and instrumentalities, or other regulated investment companies), (b) two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades on businesses or (c) any one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnership that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income) and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Funds and certain Underlying Funds, as non-diversified investment companies, may invest in a smaller number of individual issuers than diversified investment companies, an investment in the Funds and such Underlying Funds may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

ILLIQUID SECURITIES

     The Underlying Funds may invest in illiquid securities in varying amounts, but in no case more than the amounts currently permitted under SEC published guidance. Illiquid securities include securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Underlying Funds' Board of Trustees. Ordinarily, the Underlying Funds would invest in restricted securities only when they receive the issuer's commitment to register the securities without expense to the Underlying Funds. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Underlying Funds. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Underlying Funds' Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Funds and the Underlying Funds in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

LOWER-RATED SECURITIES

     Certain Underlying Funds may invest in lower-grade securities. Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by an Underlying Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Underlying Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which such Underlying Fund's securities relate. Further, such Underlying Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and such Underlying Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the fixed income securities market and as a result of real or perceived changes in credit risk. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Securities with longer maturities, which may have higher yields, may increase or decrease in value more than securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in certain Underlying Funds and thus in the net asset value of such Underlying Funds and the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of an Underlying Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which certain Underlying Funds may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by such Underlying Funds more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, such Underlying Funds may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in certain Underlying Funds' portfolios, the ability of such Underlying Funds to value such Underlying Funds' securities becomes more difficult and the judgment of such Underlying Funds' investment adviser may play a greater role in the valuation of such Underlying Funds' securities due to the reduced availability of reliable objective data.

     Certain Underlying Funds may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.

     Certain Underlying Funds' investments in lower-grade securities could include securities rated D by S&P or C by Moody's (the lowest-grade assigned) and unrated securities of comparable quality. Securities rated D by S&P or C by Moody's include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

     The Underlying Funds that invest in lower-grade securities will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the investment adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require an Underlying Fund to dispose of a security. Additionally, since most foreign debt securities are not rated, such Underlying Funds will invest in such securities based on the investment adviser's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign fixed income securities, achievement of such Underlying Funds' investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

VARIABLE AND FLOATING RATE SECURITIES, INVERSE FLOATING RATE SECURITIES

     Certain Underlying Funds may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and generally range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     Certain Underlying Funds may invest in floating rate fixed income instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide such Underlying Funds with a certain degree of protection against rises in interest rates, such Underlying Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     Certain Underlying Funds may invest in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

INFLATION-INDEXED BONDS

     Certain Underlying Funds invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation adjustment accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Underlying Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

PREFERRED STOCKS

     Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES

     Certain Underlying Funds may invest in convertible securities. Convertible securities include corporate bonds, notes, preferred stock warrant or other security that can be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issue or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities combine the fixed income characteristics of bonds and capital appreciation potential of stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividends yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying security.

     Enhanced Convertible Securities. Certain Underlying Funds' investments in convertible securities may include "enhanced" convertibles. There may be additional types of convertible securities with features not specifically referred to herein in which certain

Underlying Funds may invest consistent with their investment objective and policies. "Enhanced" convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity.

     Certain Underlying Funds may invest in convertible securities that are below investment grade. Fixed income securities rated below investment grade are commonly known as junk bonds. Although the Underlying Funds select these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by an Underlying Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

MUNICIPAL OBLIGATIONS

     Certain Underlying Funds may invest a portion of their assets in municipal obligations that pay interest exempt from federal income tax. Municipal obligations are securities issued by state and local governments and regional government authorities. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities.

U.S. GOVERNMENT SECURITIES

     U.S. Treasury Securities. Certain Underlying Funds may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Certain Underlying Funds may invest in obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which certain Underlying Funds may invest that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, such Underlying Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

     Certain Underlying Funds may invest in investment grade quality mortgage-backed fixed income securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued or guaranteed by agencies or instrumentalities of the U.S. government (some of which are backed by the full faith and credit of the United States and others of which are backed only by the right of the issuer to borrow from the U.S. Treasury or the credit of the issuer) or private entities.

     The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Mortgage-backed securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-backed securities, like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-backed securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-backed securities. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of an Underlying Fund's higher yielding securities might be converted to cash, and the Underlying Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline limits market price appreciation of mortgage-backed securities. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to further price declines than traditional fixed income securities because of extension risk (i.e., rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Underlying Fund which may further reduce the market value of such security and lengthen the duration of such security). If the Underlying Fund buys mortgage-backed securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Underlying Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     Mortgage-Backed Securities Issued or Guaranteed by U.S. Governmental Instrumentalities. Certain Underlying Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing those securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of such Underlying Funds' shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgages at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Underlying Funds' investment adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, such Underlying Funds reinvest the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, such Underlying Funds' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by such Underlying Funds at a premium would result in capital losses.

     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Certain Underlying Funds may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

     CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

     The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

     The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

     New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

     CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

     Certain Underlying Funds may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMS") are mortgage-related securities collateralized by mortgages with adjustable, rather than fixed, interest rates. The ARMS in which certain Underlying Funds invest are issued primarily by GNMA, FNMA and FHLMC, and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or the Veterans Administration. The underlying mortgages which collateralize ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

     For certain types of ARMS in which certain Underlying Funds may invest, the rate of amortization of principal and interest payments changes in accordance with movements in a predetermined interest rate index. The interest rates paid on such ARMS generally are readjusted at intervals of one year or less to an increment over this predetermined interest rate index. The amount of interest due is calculated by adding a specified additional amount (margin) to the index, subject to limitations (caps and floors) on the maximum and minimum interest charged to the mortgagor during the life of the mortgage or to the maximum and minimum changes to that interest rate during a given period.

     ARMS allow certain Underlying Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in higher current yields and lower price fluctuations than if such periodic adjustments were not available. Such Underlying Funds, however, will not benefit from increases in interest rates if they rise to the point where they cause the current coupon to exceed the maximum allowable cap rates for a particular mortgage. Alternatively, such Underlying Funds participate in decreases in interest rates through periodic adjustments which means income to such Underlying Funds and distributions to shareholders also decline. The resetting of the interest rates should cause the net asset value of such Underlying Funds to fluctuate less dramatically than it would with investments in long-term fixed-rate fixed income securities. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. In addition, when interest rates decline, there may be less potential for capital appreciation than other investments of similar maturities due to the likelihood of increased prepayments.

     Stripped Mortgage-Related Securities. Certain Underlying Funds may invest in stripped mortgage-backed securities, which are a derivative multi-class mortgage-backed security. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. Stripped mortgage-backed securities issued by agencies or instrumentalities of the U.S. government are generally more liquid than privately issued stripped mortgage-backed securities.

     Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

     The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class securities held by certain Underlying Funds. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a holder of IO class securities may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

     Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which certain Underlying Funds invest. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

     Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or passthrough securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

     CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

REVERSE REPURCHASE AGREEMENTS, MORTGAGE DOLLAR ROLLS AND SIMILAR TRANSACTIONS

     Certain Underlying Funds may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a certain Underlying Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, an Underlying Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such Underlying Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Underlying Fund may decline below the repurchase price of the securities sold by the Underlying Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the such Underlying Fund's limitations on borrowings.

     A mortgage "dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction an Underlying Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by that Underlying Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

     An Underlying Funds' obligations under a dollar roll agreement must be covered by segregated cash and/or liquid securities equal in value to the securities subject to repurchase by that Underlying Funds. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated cash and/or liquid securities at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Underlying Fund's overall limitations on investments in illiquid securities.

     Certain Underlying Funds also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of an Underlying Fund's repurchase of the underlying security. An Underlying Fund's obligations under a sale-buyback typically would be offset by cash and/or liquid securities equal in value to the amount of the Underlying Fund's forward commitment to repurchase the subject security.

ASSET-BACKED SECURITIES

     Certain Underlying Funds may invest in investment grade quality asset-backed fixed income securities. Asset-backed securities are similar to mortgage-backed securities, however, the underlying assets include assets such as automobile and credit card receivables. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time. Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the backed collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

ZERO COUPON SECURITIES

     Certain Underlying Funds may invest in zero coupon securities which generally are sold at a substantial discount from their value at maturity. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of debt or stripped debt obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor's price to purchase the security. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

WARRANTS

     Certain Underlying Funds may invest in or acquire warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Underlying Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Underlying Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

     In the case of Participations, such Underlying Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. An Underlying Fund will make a determination as to the creditworthiness of the Lender interpositioned between such Underlying Fund and the borrower prior to acquiring Participations.

     When such Underlying Funds purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by such Underlying Funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     It is anticipated that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and such Underlying Funds' ability to dispose of particular

Assignments or Participations when necessary to meet such Underlying Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for such Underlying Funds to value these securities for purposes of valuing such Underlying Funds' portfolios and calculating its net asset value.

BANK OBLIGATIONS

     Bank obligations in which certain Underlying Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

DEPOSITARY RECEIPTS

     Certain Underlying Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of certain Underlying Funds' investment policies, such Underlying Funds' investments in depositary receipts will be deemed to be investments in the underlying securities.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN CURRENCY EXCHANGE RISKS

     To the extent that certain Underlying Funds invest in securities denominated or quoted in currencies other than the U.S. dollar, such Underlying Funds will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in such Underlying Funds and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of such Underlying Fund's assets denominated in that currency and such Underlying Funds' yield on such assets. In addition, such Underlying Funds will incur costs in connection with conversions between various currencies.

     Certain Underlying Funds' foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. Certain Underlying Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

     Certain Underlying Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before such Underlying Funds purchase a foreign security traded in the currency which such Underlying Funds anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for such Underlying Funds than if it had not entered into such contracts.

     Certain Underlying Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Certain Underlying Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Certain Underlying Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. An Underlying Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require such Underlying Fund to segregate cash and/or liquid securities at least equal to such Underlying Fund's obligations throughout the duration of the contract. Certain Underlying Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, certain Underlying Funds may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, an Underlying Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     The Underlying Funds are required by SEC rules and regulations to segregate cash and/or liquid securities in an amount at least equal to the value of the Underlying Funds' total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash and/or liquid securities will be segregated on a daily basis so that the value of the segregated assets will be at least equal to the amount of the Underlying Funds' commitments with respect to such contracts.

INVESTING IN EMERGING MARKET COUNTRIES

     Certain Underlying Funds may invest in securities of issuers in emerging market countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Underlying Funds may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

     Certain Underlying Funds' purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Underlying Funds, the Underlying Funds' investment adviser, its affiliates or their respective clients or other service providers. The Underlying Funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Underlying Funds. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that certain Underlying Funds may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economics and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability, governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Underlying Funds to value their portfolio securities and could cause the Underlying Funds to miss attractive investment opportunities, to have a portion of their assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Funds have delivered or the Underlying Funds' inability to complete their contractual obligations. The creditworthiness of the local securities firms used by the Underlying Funds in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Funds may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Underlying Funds' investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Underlying Funds' investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Underlying Funds may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     Certain Underlying Funds' use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Underlying Funds' investment adviser does not currently anticipate that a significant portion of the Underlying Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

BRADY BONDS

     Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Underlying Funds may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, such Underlying Funds will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

INVESTMENT COMPANY SECURITIES

     Certain Underlying Funds may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Underlying Funds may invest in these investment funds, including those advised by the investment adviser of certain

Underlying Funds or their affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

     If a Underlying Fund invests in investment companies or investment funds, that Underling Fund's shareholders will bear not only their proportionate share of the expenses of that Underlying Fund (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

MONEY MARKET SECURITIES

     Certain Underlying Funds may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, FHA and GNMA) or its instrumentalities (such as the FHLB), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC);

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

REAL ESTATE INVESTMENT TRUSTS

     Certain Underlying Funds may invest in equity real estate investment trusts ("REITs"). Equity REITs pool investors' funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Equity REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In addition, each Underlying Fund indirectly will bear its proportionate share of any expenses paid by REITs in which it invests.

     Certain Underlying Funds may invest in foreign real estate companies. Investing in foreign real estate companies makes the Underlying Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the Underlying Funds invest in foreign real estate companies.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Certain Underlying Funds may purchase or sell fixed income securities on a when-issued or delayed delivery basis. These transactions occur when securities are purchased or sold by the Underlying Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered until delivery and payment take place. No income accrues to the Underlying Fund on securities in connection with such transactions prior to the date the Underlying Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. An Underlying Fund may either settle a commitment by taking delivery of the securities or may either resell or repurchase a commitment on or before the settlement date in which event the Underlying Fund may reinvest the proceeds in another when-issued commitment. An Underlying Fund's use of when-issued and delayed delivery transactions may increase its overall investment exposure and thus its potential for gain or loss. When engaging in such transactions, an Underlying Fund relies on the other party to complete the transaction; should the other party fail to do so, the Underlying Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. An Underlying Fund maintains segregated assets (which is marked to market daily) of cash, liquid securities or the security covered by the commitment (in the case of a sale) with the Underlying Fund's custodian in an aggregate amount at least equal to the amount of its commitment as long as the obligation to purchase or sell continues.

     Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on the Underlying Fund's net asset value. A commitment sale is covered if the Underlying Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Underlying Fund owns or has the right to acquire. By entering into a commitment sale transaction, the Underlying Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.

SHORT SALES AGAINST THE BOX

     Certain Underlying Funds may from time to time make short sales of securities they own or have the right to acquire. A short sale is "against the box" to the extent that an Underlying Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, an Underlying Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. An Underlying Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. An Underlying Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. An Underlying Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. An Underlying Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Underlying Fund, because the Underlying Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

BORROWING AND LEVERAGE

     Certain Underlying Funds may engage in borrowing for temporary or emergency purposes. Certain Underlying Funds may also engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Underlying Fund's shares and in the return on a Underlying Fund's investments. The extent to which certain Underlying Funds may borrow will depend upon the availability of credit. No assurance can be given that such Underlying Funds will be able to borrow on terms acceptable to the Underlying Funds. Borrowing by certain Underlying Funds will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for such Underlying Funds which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that such Underlying Funds will have to pay in connection with such borrowing, such Underlying Funds' net income will be greater than if the Underlying Funds did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of such Underlying Funds will be less than if such Underlying Funds did not borrow, and therefore the amount available for distribution to shareholders will be reduced. An Underlying Fund's use of leverage may impair the ability of the Underlying Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to such Underlying Funds to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Underlying Funds' shareholders, and the terms of such Underlying Funds' borrowings may contain provisions that limit certain activities of such Underlying Funds and could result in precluding the purchase of securities and instruments that such Underlying Funds would otherwise purchase.

                             STRATEGIC TRANSACTIONS

     The Underlying Funds may, but are not required to, use various investment strategies as described below ("Strategic Transactions"). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by an Underlying Fund is a function of numerous variables including market conditions. The Underlying Funds are required to comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use Strategic Transactions to further the Underlying Funds' investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

GENERAL RISKS OF DERIVATIVES

     Strategic Transactions utilized by the Underlying Funds may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Underlying Funds may use and the risks of those instruments are described in further detail below. The Underlying Funds may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with each Underlying Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Underlying Funds will be successful.

     The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

     - Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Underlying Fund's interests. The Underlying Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Underlying Fund.

     - Derivatives may be subject to pricing or "basis" risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

     - Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Underlying Fund.

     - Using derivatives as a hedge against a portfolio investment, subjects the Underlying Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Underlying Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

     - While using derivatives for hedging purposes can reduce the Underlying Fund's risk of loss, it may also limit the Underlying Fund's opportunity for gains or result in losses by offsetting or limiting the Underlying Fund's ability to participate in favorable price movements in portfolio investments.

     - Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Underlying Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Underlying Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

     - The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the "counterparty") or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction.

     - Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Underlying Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

     - Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, the Underlying Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Underlying Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Underlying Fund would bear greater risk of default by the counterparties to such transactions.

     - The Underlying Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

     - As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     - Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to the Underlying Fund's limitation on investments in illiquid securities.

     - Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the Untied States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Underlying Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

     - Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the underlying Fund to respond to such events in a timely manner.

OPTIONS

     An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

     Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

     Writing Options. Certain Underlying Funds may write call and put options. As the writer of a call option, the Underlying Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Underlying Fund is not required to deliver the underlying security but retains the premium received.

     The Underlying Funds generally write call options that are "covered." A call option on a security is covered if (a) the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Underlying Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Underlying Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Underlying Fund in segregated liquid assets.

     Selling call options involves the risk that the Underlying Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Underlying Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but has retains the risk of loss should the price of the underlying security decline.

     Certain Underlying Funds may write put options. As the writer of a put option, the Underlying Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Underlying Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

     Underlying Funds generally write put options that are "covered." A put option on a security is covered if (a) the Underlying Fund segregates liquid assets equal to the exercise price; or (b) the Underlying Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in segregated liquid assets.

     Selling put options involves the risk that the Underlying Fund may be required to buy the Underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Underlying Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Underlying Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

     The Underlying Funds may close out an options position which it has written through a closing purchase transaction. The Underlying Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Underlying Fund. The Underlying Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Underlying Fund. A closing purchase transaction may or may not result in a profit to the Underlying Fund. The Underlying Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

     The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Underlying Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Underlying Fund can realize on an investment, or may cause the Underlying Fund to hold a security that it might otherwise sell.

     Purchasing Options. Certain Underlying Funds may purchase call and put options. As the buyer of a call option, the Underlying Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Underlying Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Underlying Fund, minus the premium paid. As the buyer of a put option, the Underlying Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Underlying Fund could exercise the option and sell the underlying security at an above market price, would could result in a gain to the Underlying Fund, minus the premium paid. The Underlying Fund may buy call and put options whether or not it holds the underlying securities.

     As a buyer of a call or put option, the Underlying Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Underlying Fund. The Underlying Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Underlying Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Underlying Fund may be able unable to enter into closing sale transactions with respect to OTC options.

     Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Underlying Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Underlying Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

     Index options written by the Underlying Funds will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Underlying Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Underlying Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

     Foreign currency options written by the Underlying Funds will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

     Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may be also be subject to certain additional risk factors, including:

     - The exercise of options written or purchased by the Underlying Fund could cause the Underlying Fund to sell portfolio securities, thus increasing the Underlying Fund's portfolio turnover.

     - The Underlying Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

     - The Underlying Fund's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

     - The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

     - Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

     - The Underlying Funds are subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Underlying Fund in connection with options transactions

FUTURES CONTRACTS

     A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity securities (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or a the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

     Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

     The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through an the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Underlying Fund.

     In addition, the Underlying Fund may be required maintain segregated liquid assets in order to cover futures transactions and when so required, will segregate liquid assets in an amount equal to the difference between the market value of futures contract entered into by the Underlying Fund and the aggregate value of the initial and variation margin payments made by the Underlying Fund with respect to such contract.

     Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Underlying Fund and poorer overall performance for the Underlying Fund than if it had not entered into forward contracts.

     Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Underlying Fund would also be subject to initial and variation margin requirements on the option position.

     Options on futures contracts written by the Underlying Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Underlying Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Underlying Fund's futures position.

     Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may be also be subject to certain additional risk factors, including:

     - The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Underlying Fund.

     - Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the underlying Fund would be required to make daily cash payments to maintain its required margin. The Underlying Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Underlying Fund could lose margin payments deposited with a futures commodities merchant, if the futures commodities merchant breaches its agreement with the Underlying Fund, becomes insolvent or declares bankruptcy.

     - Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Underlying Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Underlying Fund's potential losses.

     - Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

     Certain Underlying Funds will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Underlying Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

SWAP CONTRACTS AND RELATED DERIVATIVE INSTRUMENTS

     A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Underlying Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

     Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Underlying Fund's investment objectives and policies, the Underlying Fund is not limited to any particular form or variety of swap contract. The Underlying Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Underlying Funds may also enter into related derivative instruments including caps, floors and collars.

     The Underlying Funds may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Underlying Fund to the swap counterparty will be covered by segregating liquid assets. If the Underlying Fund enters into a swap agreement on other than a net basis, the Underlying Fund will segregate liquid assets with a value equal to the full amount of the Underlying Fund's accrued obligations under the agreement.

     Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consists of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

     Certain Underlying Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If the Underlying Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Underlying Fund's net obligations with respect to the caps, floors or collars.

     Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

     Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

     Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The underlying

Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Underlying Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Underlying Fund would receive no benefit from the contract. As the seller in a credit default swap, the underlying Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Underlying Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by the Underlying Fund. The use of credit default swaps could result in losses to the Underlying Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

     Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may be also be subject to certain additional risk factors, including:

     - Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

     - In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

     - The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Underlying Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

STRUCTURED PRODUCTS

     Certain Underlying Funds also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

     Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Underlying Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

     Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The Underlying Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle's administrative and other expenses.

     Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Underlying Fund's illiquidity to the extent that the Underlying Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

COMBINED TRANSACTIONS

     Combined transactions involve entering into multiple derivatives transaction (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions), instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Underlying Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Underlying Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

REGULATORY MATTERS

     As described herein, an Underlying Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Underlying Fund's potential economic exposure under the transaction. The Underlying Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Underlying Fund for investment purposes. If a large portion of the Underlying Fund's assets are used to cover derivatives transactions or otherwise segregated, it could affect portfolio management or the Underlying Fund's ability to meet redemption requests or other current obligations.

     Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Underlying Fund may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

     The Underlying Funds' use of Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company.

EURODOLLAR INSTRUMENTS

     Certain Underlying Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Underlying Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR to which many interest rate swaps and income instruments are linked.

                            INVESTMENT RESTRICTIONS

     The Funds have adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the respective Fund's voting securities present at a meeting, if the holders of more than 50% of the respective Fund's outstanding voting securities are present or represented by proxy; or

(ii) more than 50% of the respective Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Issue senior securities nor borrow money, except each Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     3. Invest in any security if, as a result, 25% or more of the value of the respective Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) as otherwise provided by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     4. Purchase or sell real estate except that each Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities,
        (c) by engaging in repurchase
        agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the respective Fund from the provisions of the 1940 Act, as amended from time to time.

     Thus, according to the Funds' fundamental investment restrictions and applicable law, each Fund currently may not:

     1. Issue any class of senior security, of which it is the issuer, except to borrow money from any bank, provided that immediately after such borrowing the Fund has an asset coverage of at least 300% for all borrowings of the Fund and provided further that in the event such asset coverage shall at any time fall below 300% such Fund shall, within 3 days thereafter (not including Sundays or holidays) reduce the amount of borrowing to an extent that the amount of coverage of such borrowing shall be at 300%.

     2. Invest in any security if, as a result 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions.

     The latter part of certain of the Funds' fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Funds with flexibility to change their limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Funds' Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

     The Funds have an operating policy, which may be changed by the Funds' Boards of Trustees, not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the respective Fund at the time the borrowing is made.

     The Funds' fundamental investment restrictions and their operating policies apply only at the individual Fund level and are not measured based on the underlying securities of the Underlying Funds. The Funds have an operating policy, which may be changed by the Funds' Boards of Trustees, not to invest more than 25% of their respective assets in any Underlying Fund that concentrates its investments in any industry (i.e., an Underlying Fund that invests more than 25% of its assets, taken at market value at the time of each investment, in securities of issuers in any particular industry except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions). Each Underlying Fund has also adopted investment restrictions, which may be more restrictive than the restrictions above.

     When market conditions dictate a more defensive investment strategy as described in the Funds' prospectus, the Funds may deviate temporarily from fundamental and non-fundamental investment policies without a shareholder vote or without prior contemporaneous notification to shareholders during exigent situations.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Funds' Boards of Trustees and the Funds' officers appointed by the Boards of Trustees. The tables below list the trustees and executive officers of the Funds and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUNDS       SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (63)              Trustee          +       Chairman and Chief Executive         71       Trustee/Director/
Blistex Inc.                                             Officer of Blistex Inc., a                    Managing General
1800 Swift Drive                                         consumer health care products                 Partner of funds in
Oak Brook, IL 60523                                      manufacturer.                                 the Fund Complex.
                                                                                                       Director of the
                                                                                                       Heartland Alliance, a
                                                                                                       nonprofit
                                                                                                       organization serving
                                                                                                       human needs based in
                                                                                                       Chicago. Board member
                                                                                                       of the Illinois
                                                                                                       Manufacturer's
                                                                                                       Association. Member
                                                                                                       of the Board of
                                                                                                       Visitors, Institute
                                                                                                       for the Humanities,
                                                                                                       University of
                                                                                                       Michigan.

Jerry D. Choate (69)            Trustee          +       Prior to January 1999, Chairman      71       Trustee/Director/
33971 Selva Road                                         and Chief Executive Officer of                Managing General
Suite 130                                                the Allstate Corporation                      Partner of funds in
Dana Point, CA 92629                                     ("Allstate") and Allstate                     the Fund Complex.
                                                         Insurance Company. Prior to                   Director of Amgen
                                                         January 1995, President and                   Inc., a
                                                         Chief Executive Officer of                    biotechnological
                                                         Allstate. Prior to August 1994,               company, and Valero
                                                         various management positions at               Energy Corporation,
                                                         Allstate.                                     an independent
                                                                                                       refining company.

                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUNDS       SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (67)               Trustee          +       President of CAC, L.L.C., a          71       Trustee/Director/
CAC, L.L.C.                                              private company offering                      Managing General
4350 La Jolla Village Drive                              capital investment and                        Partner of funds in
Suite 980                                                management advisory services.                 the Fund Complex.
San Diego, CA 92122-6223                                                                               Director of Quidel
                                                                                                       Corporation,
                                                                                                       Stericycle, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute. Prior to
                                                                                                       February 2008,
                                                                                                       Director of Ventana
                                                                                                       Medical Systems, Inc.
                                                                                                       Prior to April 2007,
                                                                                                       Director of GATX
                                                                                                       Corporation. Prior to
                                                                                                       April 2004, Director
                                                                                                       of TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc.

Linda Hutton Heagy++ (60)       Trustee          +       Prior to February 2008,              71       Trustee/Director/
4939 South Greenwood                                     Managing Partner of Heidrick &                Managing General
Chicago, IL 60615                                        Struggles, an international                   Partner of funds in
                                                         executive search firm. Prior to               the Fund Complex.
                                                         1997, Partner of Ray &                        Trustee on the
                                                         Berndtson, Inc., an executive                 University of Chicago
                                                         recruiting firm. Prior to 1995,               Medical Center Board,
                                                         Executive Vice President of ABN               Vice Chair of the
                                                         AMRO, N.A., a bank holding                    Board of the YMCA of
                                                         company. Prior to 1990,                       Metropolitan Chicago
                                                         Executive Vice President of The               and a member of the
                                                         Exchange National Bank.                       Women's Board of the
                                                                                                       University of
                                                                                                       Chicago.

R. Craig Kennedy (56)           Trustee          +       Director and President of the        71       Trustee/Director/
1744 R Street, NW                                        German Marshall Fund of the                   Managing General
Washington, DC 20009                                     United States, an independent                 Partner of funds in
                                                         U.S. foundation created to                    the Fund Complex.
                                                         deepen understanding, promote                 Director of First
                                                         collaboration and stimulate                   Solar, Inc.
                                                         exchanges of practical
                                                         experience between Americans
                                                         and Europeans. Formerly,
                                                         advisor to the Dennis Trading
                                                         Group Inc., a managed futures
                                                         and option company that invests
                                                         money for individuals and
                                                         institutions. Prior to 1992,
                                                         President and Chief Executive
                                                         Officer, Director and member of
                                                         the Investment Committee of the
                                                         Joyce Foundation, a private
                                                         foundation.

Howard J Kerr (72)              Trustee          +       Prior to 1998, President and         71       Trustee/Director/
14 Huron Trace                                           Chief Executive Officer of                    Managing General
Galena, IL 61036                                         Pocklington Corporation, Inc.,                Partner of funds in
                                                         an investment holding company.                the Fund Complex.
                                                                                                       Director of the Lake
                                                                                                       Forest Bank & Trust.
                                                                                                       Director of the
                                                                                                       Marrow Foundation.

                                                                                          NUMBER OF
                                              TERM OF                                      FUNDS IN
                                             OFFICE AND                                      FUND
                                POSITION(S)  LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             FUNDS       SERVED    DURING PAST 5 YEARS              BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (72)             Trustee          +       President of Nelson Investment       71       Trustee/Director/
423 Country Club Drive                                   Planning Services, Inc., a                    Managing General
Winter Park, FL 32789                                    financial planning company and                Partner of funds in
                                                         registered investment adviser                 the Fund Complex.
                                                         in the State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc., a
                                                         member of the Financial
                                                         Industry Regulatory Authority
                                                         ("FINRA"), Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities Rulemaking
                                                         Board. President of Nelson
                                                         Sales and Services Corporation,
                                                         a marketing and services
                                                         company to support affiliated
                                                         companies.

Hugo F. Sonnenschein (67)       Trustee          +       President Emeritus and Honorary      71       Trustee/Director/
1126 E. 59th Street                                      Trustee of the University of                  Managing General
Chicago, IL 60637                                        Chicago and the Adam Smith                    Partner of funds in
                                                         Distinguished Service Professor               the Fund Complex.
                                                         in the Department of Economics                Trustee of the
                                                         at the University of Chicago.                 University of
                                                         Prior to July 2000, President                 Rochester and a
                                                         of the University of Chicago.                 member of its
                                                                                                       investment committee.
                                                                                                       Member of the
                                                                                                       National Academy of
                                                                                                       Sciences, the
                                                                                                       American
                                                                                                       Philosophical Society
                                                                                                       and a fellow of the
                                                                                                       American Academy of
                                                                                                       Arts and Sciences.

Suzanne H. Woolsey, Ph.D. (66)  Trustee          +       Chief Communications Officer of      71       Trustee/Director/
815 Cumberstone Road                                     the National Academy of                       Managing General
Harwood, MD 20776                                        Sciences/National Research                    Partner of funds in
                                                         Council, an independent,                      the Fund Complex.
                                                         federally chartered policy                    Trustee of Changing
                                                         institution, from 2001 to                     World Technologies,
                                                         November 2003 and Chief                       Inc., an energy
                                                         Operating Officer from 1993 to                manufacturing
                                                         2001. Prior to 1993, Executive                company, since July
                                                         Director of the Commission on                 2008. Director of
                                                         Behavioral and Social Sciences                Fluor Corp., an
                                                         and Education at the National                 engineering,
                                                         Academy of Sciences/National                  procurement and
                                                         Research Council. From 1980                   construction
                                                         through 1989, Partner of                      organization, since
                                                         Coopers & Lybrand.                            January 2004.
                                                                                                       Director of
                                                                                                       Intelligent Medical
                                                                                                       Devices, Inc., a
                                                                                                       symptom based
                                                                                                       diagnostic tools for
                                                                                                       physicians and
                                                                                                       clinical labs.
                                                                                                       Director of the
                                                                                                       Institute for Defense
                                                                                                       Analyses, a federally
                                                                                                       funded research and
                                                                                                       development center,
                                                                                                       Director of the
                                                                                                       German Marshall Fund
                                                                                                       of the United States,
                                                                                                       Director of the Rocky
                                                                                                       Mountain Institute
                                                                                                       and Trustee of
                                                                                                       California Institute
                                                                                                       of Technology and the
                                                                                                       Colorado College.

                              INTERESTED TRUSTEE*

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (69)            Trustee      +           Partner in the law firm of          71       Trustee/Director/
333 West Wacker Drive                                     Skadden, Arps, Slate, Meagher                Managing General
Chicago, IL 60606                                         & Flom LLP, legal counsel to                 Partner of funds in
                                                          funds in the Fund Complex.                   the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential Library
                                                                                                       Foundation.

------------------------------------

 + See Table D below.

++ As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

 * Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS           SERVED    DURING PAST 5 YEARS

Jerry W. Miller (47)            President and       +++         President and Principal Executive Officer of funds in the
522 Fifth Avenue                Principal                       Fund Complex and Director of Van Kampen Investments since
New York, NY 10036              Executive                       June 2008. President and Chief Executive Officer of Van
                                Officer                         Kampen Investments and Director, Managing Director, Chief
                                                                Executive Officer and President of Van Kampen Funds Inc.
                                                                since March 2008. Central Division Director for Morgan
                                                                Stanley's Global Wealth Management Group from March 2006 to
                                                                June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (54)                Vice President      +++         Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer -- Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

Kevin Klingert (45)             Vice President      +++         Vice President of funds in the Fund Complex since March
522 Fifth Avenue                                                2008. Chief Operating Officer of the Fixed Income portion of
New York, NY 10036                                              Morgan Stanley Investment Management Inc. since March 2008.
                                                                Head of Global Liquidity Portfolio Management and co-Head of
                                                                Liquidity Credit Research of Morgan Stanley Investment
                                                                Management since December 2007. Managing Director of Morgan
                                                                Stanley Investment Management Inc. from December 2007 to
                                                                March 2008. Previously, Managing Director on the Management
                                                                Committee and head of Municipal Portfolio Management and
                                                                Liquidity at BlackRock from October 1991 to January 2007.
                                                                Assistant Vice President municipal portfolio manager at
                                                                Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46)            Vice President      +++         Managing Director and General Counsel-U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41)       Vice President      +++         Managing Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (52)           Chief Compliance    +++         Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46)          Chief Financial     +++         Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181      Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
                                                                2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer for Northern Trust
                                                                U.S. mutual fund complex.

------------------------------------
+++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Funds and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the respective Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the respective Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                              Fund Complex
                                              ---------------------------------------------
                                                               Aggregate
                                               Aggregate       Estimated
                                              Pension or        Maximum           Total
                                              Retirement        Annual        Compensation
                               Aggregate       Benefits      Benefits from       before
                              Compensation    Accrued as       the Fund       Deferral from
                                from the        Part of      Complex Upon         Fund
            Name                Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
            ----              ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                   $     0        $ 35,484        $105,000         $208,601
Jerry D. Choate                       0          98,609         105,000          191,268
Rod Dammeyer                          0          69,017         105,000          208,601
Linda Hutton Heagy                    0          27,389         105,000          208,601
R. Craig Kennedy                      0          19,200         105,000          208,601
Howard J Kerr                         0         146,670         147,930          208,601
Jack E. Nelson                        0         121,944         105,000          208,601
Hugo F. Sonnenschein                  0          69,608         105,000          208,601
Suzanne H. Woolsey                    0          62,697         105,000          208,601
INTERESTED TRUSTEE
Wayne W. Whalen                       0          72,695         105,000          208,601

------------------------------------
(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended August 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended August 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended August 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of August 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table. The Trust, nor any series thereof, were operational as of the Trust's last fiscal year ended August 31, 2007, thus these amounts are reflected as zero for all Trustees.

(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2007. The retirement plan is described above the Compensation Table.

(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A
                    FISCAL YEAR 2007 AGGREGATE COMPENSATION
                         FROM THE TRUST AND EACH SERIES

                                                                     INDEPENDENT TRUSTEES
                                    FISCAL   --------------------------------------------------------------------
FUND NAME                          YEAR-END   ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
---------                          --------   ----     ------    --------    -----    -------    ----     ------
2050 Retirement Strategy Fund*....     8/31  $     0   $     0   $     0    $     0   $    0    $     0   $     0
2045 Retirement Strategy Fund*....     8/31        0         0         0          0        0          0         0
2040 Retirement Strategy Fund*....     8/31        0         0         0          0        0          0         0
2035 Retirement Strategy Fund*....     8/31        0         0         0          0        0          0         0
2030 Retirement Strategy Fund*....     8/31        0         0         0          0        0          0         0
2025 Retirement Strategy Fund*....     8/31        0         0         0          0        0          0         0
2020 Retirement Strategy Fund*....     8/31        0         0         0          0        0          0         0
2015 Retirement Strategy Fund*....     8/31        0         0         0          0        0          0         0
2010 Retirement Strategy Fund*....     8/31        0         0         0          0        0          0         0
In Retirement Strategy Fund*......     8/31        0         0         0          0        0          0         0
                                   --------  -------   -------   --------   -------   -------   -------   -------
 Trust Total......................           $     0   $     0   $     0    $     0   $    0    $     0   $     0

                                                             INTERESTED
                                     INDEPENDENT TRUSTEES     TRUSTEE
                                    ----------------------   ----------
FUND NAME                           SONNENSCHEIN   WOOLSEY     WHALEN
---------                           ------------   -------     ------
2050 Retirement Strategy Fund*....    $     0      $    0     $     0
2045 Retirement Strategy Fund*....          0           0           0
2040 Retirement Strategy Fund*....          0           0           0
2035 Retirement Strategy Fund*....          0           0           0
2030 Retirement Strategy Fund*....          0           0           0
2025 Retirement Strategy Fund*....          0           0           0
2020 Retirement Strategy Fund*....          0           0           0
2015 Retirement Strategy Fund*....          0           0           0
2010 Retirement Strategy Fund*....          0           0           0
In Retirement Strategy Fund*......          0           0           0
                                    ------------   -------   ----------
 Trust Total......................    $     0      $    0     $     0

------------------------------------

* Had not commenced investment operations as of August 31, 2007.

                                    TABLE B

                FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED
                         FROM THE TRUST AND EACH SERIES

                                                                                                             INTERESTED
                                                                INDEPENDENT TRUSTEES                          TRUSTEE
                                 FISCAL    ---------------------------------------------------------------   ----------
FUND NAME                       YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
---------                       --------   ------    --------    -----    -------   ------    ------------     ------
2050 Retirement Strategy
  Fund*........................   8/31     $     0   $     0    $     0   $    0    $     0     $     0       $     0
2045 Retirement Strategy
  Fund*........................   8/31           0         0          0        0          0           0             0
2040 Retirement Strategy
  Fund*........................   8/31           0         0          0        0          0           0             0
2035 Retirement Strategy
  Fund*........................   8/31           0         0          0        0          0           0             0
2030 Retirement Strategy
  Fund*........................   8/31           0         0          0        0          0           0             0
2025 Retirement Strategy
  Fund*........................   8/31           0         0          0        0          0           0             0
2020 Retirement Strategy
  Fund*........................   8/31           0         0          0        0          0           0             0
2015 Retirement Strategy
  Fund*........................   8/31           0         0          0        0          0           0             0
2010 Retirement Strategy
  Fund*........................   8/31           0         0          0        0          0           0             0
In Retirement Strategy Fund*...   8/31           0         0          0        0          0           0             0
                                --------   -------   --------   -------   -------   -------   ------------   ----------
  Trust Total..................            $     0   $     0    $     0   $    0    $     0     $     0       $     0
                                --------   -------   --------   -------   -------   -------   ------------   ----------

------------------------------------

* Had not commenced investment operations as of August 31, 2007.

                                    TABLE C
                     2007 CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                                                                        CURRENT
                                                                                                                       INTERESTED
                                                                     CURRENT INDEPENDENT TRUSTEES                       TRUSTEE
                                         FISCAL   ------------------------------------------------------------------   ----------
FUND NAME                               YEAR-END   CHOATE    DAMMEYER    HEAGY     KENNEDY    NELSON    SONNENSCHEIN     WHALEN
---------                               --------   ------    --------    -----     -------    ------    ------------     ------
2050 Retirement Strategy Fund*.........   8/31    $      0   $     0    $      0   $    0    $      0     $     0       $      0
2045 Retirement Strategy Fund*.........   8/31           0         0           0        0           0           0              0
2040 Retirement Strategy Fund*.........   8/31           0         0           0        0           0           0              0
2035 Retirement Strategy Fund*.........   8/31           0         0           0        0           0           0              0
2030 Retirement Strategy Fund*.........   8/31           0         0           0        0           0           0              0
2025 Retirement Strategy Fund*.........   8/31           0         0           0        0           0           0              0
2020 Retirement Strategy Fund*.........   8/31           0         0           0        0           0           0              0
2015 Retirement Strategy Fund*.........   8/31           0         0           0        0           0           0              0
2010 Retirement Strategy Fund*.........   8/31           0         0           0        0           0           0              0
In Retirement Strategy Fund*...........   8/31           0         0           0        0           0           0              0
                                                  --------   --------   --------   -------   --------   ------------   ----------
 Trust Total...........................           $      0   $     0    $      0   $    0    $      0     $     0       $      0
                                                  ========   ========   ========   =======   ========   ============   ==========

------------------------------------

* Had not commenced investment operations as of August 31, 2007.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                               INDEPENDENT TRUSTEES
                                 -------------------------------------------------
FUND NAME                        ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR
---------                        ----   ------   --------   -----   -------   ----
2050 Retirement Strategy
 Fund*.........................  2008    2008      2008     2008     2008     2008
2045 Retirement Strategy
 Fund*.........................  2008    2008      2008     2008     2008     2008
2040 Retirement Strategy
 Fund*.........................  2008    2008      2008     2008     2008     2008
2035 Retirement Strategy
 Fund*.........................  2008    2008      2008     2008     2008     2008
2030 Retirement Strategy
 Fund*.........................  2008    2008      2008     2008     2008     2008
2025 Retirement Strategy
 Fund*.........................  2008    2008      2008     2008     2008     2008
2020 Retirement Strategy
 Fund*.........................  2008    2008      2008     2008     2008     2008
2015 Retirement Strategy
 Fund*.........................  2008    2008      2008     2008     2008     2008
2010 Retirement Strategy
 Fund*.........................  2008    2008      2008     2008     2008     2008
In Retirement Strategy Fund*...  2008    2008      2008     2008     2008     2008

                                                                   INTERESTED
                                      INDEPENDENT TRUSTEES          TRUSTEE
                                 -------------------------------   ----------
FUND NAME                        NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
---------                        ------   ------------   -------     ------
2050 Retirement Strategy
 Fund*.........................   2008        2008        2008        2008
2045 Retirement Strategy
 Fund*.........................   2008        2008        2008        2008
2040 Retirement Strategy
 Fund*.........................   2008        2008        2008        2008
2035 Retirement Strategy
 Fund*.........................   2008        2008        2008        2008
2030 Retirement Strategy
 Fund*.........................   2008        2008        2008        2008
2025 Retirement Strategy
 Fund*.........................   2008        2008        2008        2008
2020 Retirement Strategy
 Fund*.........................   2008        2008        2008        2008
2015 Retirement Strategy
 Fund*.........................   2008        2008        2008        2008
2010 Retirement Strategy
 Fund*.........................   2008        2008        2008        2008
In Retirement Strategy Fund*...   2008        2008        2008        2008

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                   OFFICERS
                                       -----------------------------------------------------------------
FUND NAME                              CHANG   DOBERMAN   KLINGERT   MILLER    SCHULDT   SHEA   SULLIVAN
---------                              -----   --------   --------   ------    -------   ----   --------
2050 Retirement Strategy Fund*.......  2008      2008       2008      2008      2008     2008     2008
2045 Retirement Strategy Fund*.......  2008      2008       2008      2008      2008     2008     2008
2040 Retirement Strategy Fund*.......  2008      2008       2008      2008      2008     2008     2008
2035 Retirement Strategy Fund*.......  2008      2008       2008      2008      2008     2008     2008
2030 Retirement Strategy Fund*.......  2008      2008       2008      2008      2008     2008     2008
2025 Retirement Strategy Fund*.......  2008      2008       2008      2008      2008     2008     2008
2020 Retirement Strategy Fund*.......  2008      2008       2008      2008      2008     2008     2008
2015 Retirement Strategy Fund*.......  2008      2008       2008      2008      2008     2008     2008
2010 Retirement Strategy Fund*.......  2008      2008       2008      2008      2008     2008     2008
In Retirement Strategy Fund*.........  2008      2008       2008      2008      2008     2008     2008

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Funds as defined by the 1940 Act and (2) are "independent" of the Funds as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Funds' independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Funds' financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Funds with management as well as with the independent registered public accounting firm of the Funds, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Funds that the Funds' audited financial statements be included in the Funds' annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Funds' allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Funds, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Funds select and nominate any other nominees for Independent Trustees for the Funds. While the Independent Trustees of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Funds' office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Funds beneficially owned equity securities of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2007 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES
INDEPENDENT TRUSTEES

                                                    TRUSTEES
                              ----------------------------------------------------
                                ARCH      CHOATE    DAMMEYER    HEAGY     KENNEDY
                              --------   --------   --------   --------   --------
DOLLAR RANGE OF EQUITY
 SECURITIES IN EACH SERIES
 OF THE TRUST
2050 Retirement Strategy
 Fund*......................    None       None      None        None       None
2045 Retirement Strategy
 Fund*......................    None       None      None        None       None
2040 Retirement Strategy
 Fund*......................    None       None      None        None       None
2035 Retirement Strategy
 Fund*......................    None       None      None        None       None
2030 Retirement Strategy
 Fund*......................    None       None      None        None       None
2025 Retirement Strategy
 Fund*......................    None       None      None        None       None
2020 Retirement Strategy
 Fund*......................    None       None      None        None       None
2015 Retirement Strategy
 Fund*......................    None       None      None        None       None
2010 Retirement Strategy
 Fund*......................    None       None      None        None       None
In Retirement Strategy
 Fund*......................    None       None      None        None       None
AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX....................    over     $10,001-    over      $50,001-     over
                              $100,000   $50,000    $100,000   $100,000   $100,000

                                                TRUSTEES
                              --------------------------------------------
                                KERR      NELSON    SONNENSCHEIN  WOOLSEY
                              --------   --------   ------------  --------
DOLLAR RANGE OF EQUITY
 SECURITIES IN EACH SERIES
 OF THE TRUST
2050 Retirement Strategy
 Fund*......................    None       None         None        None
2045 Retirement Strategy
 Fund*......................    None       None         None        None
2040 Retirement Strategy
 Fund*......................    None       None         None        None
2035 Retirement Strategy
 Fund*......................    None       None         None        None
2030 Retirement Strategy
 Fund*......................    None       None         None        None
2025 Retirement Strategy
 Fund*......................    None       None         None        None
2020 Retirement Strategy
 Fund*......................    None       None         None        None
2015 Retirement Strategy
 Fund*......................    None       None         None        None
2010 Retirement Strategy
 Fund*......................    None       None         None        None
In Retirement Strategy
 Fund*......................    None       None         None        None
AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX....................  $10,001-     $1-        $10,001-      over
                              $50,000    $10,000      $50,000     $100,000

INTERESTED TRUSTEE

                                                                  TRUSTEE
                                                               -------------
                                                                  WHALEN
                                                               -------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE
 TRUST
2050 Retirement Strategy Fund*..............................       None
2045 Retirement Strategy Fund*..............................       None
2040 Retirement Strategy Fund*..............................       None
2035 Retirement Strategy Fund*..............................       None
2030 Retirement Strategy Fund*..............................       None
2025 Retirement Strategy Fund*..............................       None
2020 Retirement Strategy Fund*..............................       None
2015 Retirement Strategy Fund*..............................       None
2010 Retirement Strategy Fund*..............................       None
In Retirement Strategy Fund*................................       None
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX...............................................       over
                                                                 $100,000

* Had not commenced investment operations as of December 31, 2007.

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2007 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                               TRUSTEES
                                     --------------------------------------------------------------------------------------------
                                       ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  --------  --------  --------  --------  --------  --------  ------------  --------
DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN EACH
 SERIES OF THE TRUST
2050 Retirement Strategy Fund*.....    None      None      None      None      None      None      None        None        None
2045 Retirement Strategy Fund*.....    None      None      None      None      None      None      None        None        None
2040 Retirement Strategy Fund*.....    None      None      None      None      None      None      None        None        None
2035 Retirement Strategy Fund*.....    None      None      None      None      None      None      None        None        None
2030 Retirement Strategy Fund*.....    None      None      None      None      None      None      None        None        None
2025 Retirement Strategy Fund*.....    None      None      None      None      None      None      None        None        None
2020 Retirement Strategy Fund*.....    None      None      None      None      None      None      None        None        None
2015 Retirement Strategy Fund*.....    None      None      None      None      None      None      None        None        None
2010 Retirement Strategy Fund*.....    None      None      None      None      None      None      None        None        None
In Retirement Strategy Fund*.......    None      None      None      None      None      None      None        None        None
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED
 COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.......    over      over      over      over      over      over      over        over        over
                                     $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $100,000

INTERESTED TRUSTEE

                                                               TRUSTEE
                                                               --------
                                                                WHALEN
                                                               --------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION
  IN EACH SERIES OF THE TRUST
2050 Retirement Strategy Fund*..............................     None
2045 Retirement Strategy Fund*..............................     None
2040 Retirement Strategy Fund*..............................     None
2035 Retirement Strategy Fund*..............................     None
2030 Retirement Strategy Fund*..............................     None
2025 Retirement Strategy Fund*..............................     None
2020 Retirement Strategy Fund*..............................     None
2015 Retirement Strategy Fund*..............................     None
2010 Retirement Strategy Fund*..............................     None
In Retirement Strategy Fund*................................     None
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED
  COMPENSATION IN ALL REGISTERED INVESTMENT COMPANIES
  OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...................     over
                                                               $100,000

* Had not commenced investment operations as of December 31, 2007.

     As of the date of this Statement of Additional Information, the trustees and officers of the Funds as a group did not own any shares of the Funds.

CODE OF ETHICS

     The Funds, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Funds or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Funds. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Funds or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

     The Funds and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Funds retain the Adviser to manage the investment of each of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each of the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Funds, renders periodic reports to the Funds' Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Funds if elected to such positions. The Funds, however, bear the costs of their day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Funds (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Funds for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement will continue for an initial term of two years and may be continued from year to year if specifically approved at least annually
(a)(i) by the Funds' Board of Trustees or (ii) by a vote of a majority of the Funds' outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     Under the Advisory Agreement, each Fund pays the Adviser a monthly fee computed based upon an annual rate applied to its average daily net assets of 0.10%.

     MSIM Limited is the investment subadviser to each Fund. The Subadviser provides investment advice and portfolio management services pursuant to investment subadvisory agreement (the "Subadvisory Agreement") and, subject to the supervision of the Adviser and the Company's Board of Trustees, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Subadviser is entitled to receive subadvisory fees paid by the Adviser in an amount to be determined from time to time by the Adviser and the Subadviser. It is currently proposed that the Adviser will pay the Subadviser a monthly fee in an amount up to one-third (33%) of the amount that the Adviser receives from each Fund, and in no event in excess of the amount that the Adviser actually receives from each Fund pursuant to its Advisory Agreement.

     The Investment Company Act of 1940 requires that the Funds' Advisory Agreement and Subadvisory Agreement be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

     On March 5, 2008, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Advisory Agreement and the Subadvisory Agreement are fair and reasonable and approved the Advisory Agreement and the Subadvisory Agreement as being in the best interests of the Funds and their shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the Adviser, at the request of the Board and Fund counsel, relating to the contract review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Funds.

     In approving the Advisory Agreement and the Subadvisory Agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the Adviser and the Subadviser, the projected fees and expenses of the Funds compared to other similar funds and other products, the investment advisers' projected expenses in providing the services and the profitability of the Adviser and the Subadviser and their affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser and the Subadviser are to be shared. The Board of Trustees considered comparative advisory fees of the Funds, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Funds. The Board of Trustees also reviewed the potential benefit to the Adviser and the Subadviser of receiving research paid for by the Funds' or the Underlying Funds' assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the Adviser and the Subadviser and its affiliates may derive from their relationship with the Funds. The Board of Trustees discussed the financial strength of the Adviser and the Subadviser and their affiliated companies and the capability of the personnel of the Adviser and the Subadviser, and specifically the strength and background of their portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the Advisory Agreement and the Subadvisory Agreement is in the best interests of the Funds and their shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

     Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the Adviser and the Subadviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Funds and the Underlying Funds. The trustees discussed with the Adviser and the Subadviser the resources available in managing the Funds and the Underlying Funds. The Funds disclose information about their portfolio management team members and their experience in their Prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the Adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the Adviser and the Subadviser support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

     Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Funds compared to their peers. The trustees discussed with the Adviser and the Subadviser the performance goals in managing the Funds. When considering a fund's performance, the trustees and the Adviser and the Subadviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Funds pay a nominal advisory fee directly to the Adviser pursuant to the Advisory Agreement, in recognition of the fact that under investment advisory agreements between the Adviser and each Affiliated Underlying Fund, each Affiliated Underlying Fund pays the Adviser a more traditional fee based on the assets of such Affiliated Underlying Fund. The trustees discussed this arrangement with the Funds and discussed with the Adviser the level of advisory fees for the Affiliated Underlying Funds relative to comparable funds and other products advised by the Adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the Adviser, its affiliates or others) and the Funds' overall projected expense ratio. The Funds disclose more information about its fees and expenses in their Prospectus. The Board has determined that the projected fees and expenses of the Funds support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

     Adviser's and the Subadviser's Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the Adviser's and the Subadviser's expenses in providing services to the Funds and other funds advised by the Adviser and the Subadviser and the profitability of the Adviser and the Subadviser. These profitability reports are put together by the Adviser with the oversight of a special ad hoc committee of the Board. In connection with the Funds, the trustees discussed with the Adviser and the Subadviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the Adviser's and the Subadviser's projected expenses and profitability support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

     Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Funds and how that relates to the Funds' expense ratios. The trustees discussed with the Adviser and the Subadviser how more (or less) assets can affect the efficiency or effectiveness of managing each Fund's portfolio and whether the advisory fee arrangement is appropriate relative to projected asset levels. The Board has determined that its review of the potential economies of scale of the Funds support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

     Other Benefits of the Relationship. The Board of Trustees considered other benefits to the Adviser and the Subadviser and their affiliates derived from its relationship with the Funds and other funds advised by the Adviser and the Subadviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the Adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees reviewed with the Adviser and the Subadviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the Adviser and the Subadviser or their affiliates support its decision to approve the Advisory Agreement and the Subadvisory Agreement.

LITIGATION INVOLVING THE ADVISER

     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In July 2007, the district court granted plaintiff's motion to remand the case back to Illinois state court. The Illinois state court denied defendants' motion to dismiss the complaint in May 2008. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of July 31, 2008, Epco van der Lende managed no registered investment companies; no pooled investment vehicles other than registered investment companies; and six other accounts with a total of approximately $450 million in assets.

     As of July 31, 2008, Petr Kocourek managed no registered investment companies; no pooled investment vehicles other than registered investment companies; and eleven other accounts with a total of approximately $2.5 billion in assets.

     As of July 31, 2008, Jan Baars managed no registered investment companies; no pooled investment vehicles other than registered investment companies; and no other accounts.

     Because the portfolio manager manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, the portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, the portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Long-Term Incentive Compensation Program awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. Portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Funds, the Funds' investment performance is measured against customized blended performance benchmarks for each Fund consisting of indices representative of each Fund's respective asset classes in appropriate weightings and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor the Funds performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     The portfolio managers did not beneficially own shares of the Fund as of the date of this Statement of Additional Information.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Funds have entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Funds supplementary to those provided by the custodian. Such services are expected to enable the Funds to more closely monitor and maintain its accounts and records. The Funds pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Funds share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Funds have entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Funds and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Funds and other Van Kampen funds. The Funds reimburse Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Funds share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Funds' Boards of Trustees or (ii) by a vote of a majority of the Funds' outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

     With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. No commission will be paid on such investments by retirement plans of the type described in the Class A Shares and Class C Shares Prospectus in the section entitled "Purchase of Shares -- Other Purchase Programs -- Net asset value purchase options" option (7). Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Funds during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class C Shares of the Funds, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of any of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class C Shares of the Funds are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Funds' shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Funds' Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund's Class R Shares.

     The Funds have adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class C Shares and Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Funds also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class C Shares and Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Funds may spend a portion of the respective Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the respective Fund's shares, sub-agreements between the Distributor and members of FINRA who are acting as securities dealers and FINRA members or eligible non-members who are acting as brokers or agents and similar agreements between the Funds and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Funds, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Funds are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

     The Distributor must submit quarterly reports to the Funds' Boards of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares and Class R Shares in any given year in which the Plans are in effect, the Plans generally provide for the Funds to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Funds only pay the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Funds only pay the plan fees for such year. For Class A Shares and Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class C Shares are similar to the Plans for Class A Shares and Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Funds so long as the Plans remain in effect. Thus, for Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Funds to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Funds for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Funds level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     Because the Funds are series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds (or the Underlying Funds), to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of the Funds shares, providing the Funds and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Funds and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.


     Similarly, to the extent that an intermediary has such an arrangement, Russell Investment Management Company (the investment adviser to the Russell Underlying Funds) and/or the distributor of the Russell Underlying Funds intends to pay compensation out of their own funds and not as an expense of the Funds (or the Underlying Funds) to certain affiliated and unaffiliated authorized dealers, including Morgan Stanley & Co., in connection with the sale or retention of Fund shares and/or shareholder servicing.

     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.

     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Funds through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.


                                 TRANSFER AGENT

     The Funds' transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Funds and are approved by the Funds' Boards of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. The Funds' investments in the Underlying Funds will be at each Underlying Fund's net asset value for its Class I Shares with no sales charges. The Funds, to the extent the Funds invest in securities other than the Underlying Funds, and the Underlying Funds follow the same policies and procedures with respect to portfolio transactions and brokerage allocation as described below. While the Adviser will be primarily responsible for the placement of the Funds' portfolio business, the policies and practices in this regard are subject to review by the Funds' Boards of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts and/or accounts managed by affiliates that are registered investment advisers; not all of such services may be used by the Adviser in connection with the Funds. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations among the Funds and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Funds and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers (and futures commission merchants), through which the Funds may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Funds' Boards of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Funds will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

                              SHAREHOLDER SERVICES

     The Funds offer a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Funds' Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Funds are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Funds will not issue share certificates. However, upon written or telephone request to the Funds, a share certificate will be issued representing shares (with the exception of fractional shares) of the respective Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 219286, Kansas City, Missouri 64121-9286, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Funds invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Funds.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.

     Under the plan, sufficient shares of the respective Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder who has redeemed shares of the respective Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the respective Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the respective Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class R Shares or Class I Shares of the Funds. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Funds' Boards of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Funds' Class A Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a

Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Funds' Class A Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class C"). The CDSC-Class A (defined above) and the CDSC-Class C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Funds will waive the CDSC-Class A and the CDSC-Class C on redemptions following the death or disability of a Class A Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class C.

     In cases of death or disability, the CDSC-Class A and the CDSC-Class C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Funds will waive the CDSC-Class A and the CDSC-Class C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC Class C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds;

in such event, as described below, the Funds will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code
Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-(1)(d)(2). In addition, the CDSC-Class A and the CDSC-Class C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Funds do not intend to waive the CDSC-Class A or the CDSC-Class C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Funds. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the respective Fund will be redeemed systematically by the respective Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the respective Fund at the time the plan is established with respect to the respective Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the respective Fund without the imposition of a CDSC-Class A and CDSC-Class C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Funds reserve the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Funds will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Funds will waive the CDSC-Class C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Funds reserve the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Funds will waive the CDSC-Class A and the CDSC-Class C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Funds may waive the CDSC-Class A and the CDSC-Class C when a total or partial redemption is made by the Adviser with respect to its investments in the Funds.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS AND THE UNDERLYING FUNDS

     The Trust and each of its series, including the Funds, will be treated as separate corporations for federal income tax purposes. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If each Fund so qualifies and distributes each year at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to its shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to its shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Fund or the applicable Underlying Fund will be treated as having been distributed.

     If any of the Funds failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. If any of the Affiliated Underlying Funds or Unaffiliated

Underlying Funds failed to qualify as a regulated investment company in any taxable year (and therefore were taxed as an ordinary corporation), then any Fund investing in that Underlying Fund also could fail to qualify as a regulated investment company due to a violation of the asset diversification requirements applicable to regulated investment companies. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Affiliated Underlying Funds' investment practices are, and some of the Unaffiliated Funds' investment practices may be, subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Underlying Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Underlying Fund must meet to be treated as a regulated investment company. Each Affiliated Underlying Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Affiliated Underlying Fund as a regulated investment company.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Fund's investment company taxable income are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gains designated as capital gain dividends, if any, are taxable to its shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to qualified dividend income received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. The Underlying Funds, the Funds and shareholders of the Funds must also satisfy certain holding period and other requirements in order for the reduced rate for qualified dividend income to apply. Because the Funds may invest a portion of their assets in Underlying Funds which invest in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Funds may be eligible for the reduced rate applicable to qualified dividend income. No assurance can be given as to what percentage of the ordinary income dividends paid by the Funds will consist of qualified dividend income. To the extent that distributions from the Funds are designated as capital gains dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Funds will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Certain types of income that an Underlying Fund may receive from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause such Underlying Fund to designate some or all of its distributions as "excess inclusion income." In the hands of a Fund's shareholders, such excess inclusion income (i) may constitute taxable income, as "unrelated business taxable income," for those shareholders that would otherwise be tax-exempt (such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities), (ii) may not be offset against net operating losses for tax purposes, (iii) may not be eligible for reduced U.S. withholding tax rates for non-U.S. shareholders even under an otherwise applicable income tax treaty and (iv) may cause the Fund to be subject to tax if certain "disqualified organizations," as defined by the Code (including, but not limited to, certain governments, governmental agencies and charitable remainder trusts), are Fund shareholders. Tax-exempt shareholders and non-U.S. shareholders should consult their tax advisers about the implications of these rules on their particular tax situations.

     Income from investments in foreign securities received by an Underlying Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Funds will not be entitled to claim U.S. foreign tax credits or deductions with respect to such foreign taxes.

     Certain Underlying Funds may invest a portion of their assets in municipal obligations that pay interest exempt from federal income tax. Distributions paid by a Fund to its shareholders that are attributable to such tax-exempt interest will not be tax-exempt in the hands of the Fund's shareholders.

     The Funds will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the

December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING

     The Funds may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the applicable Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Funds must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Funds may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the respective Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the respective Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the respective Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Funds' total returns will vary depending on market conditions, the securities comprising the respective Fund's portfolio, the respective Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class C Shares and Class I Shares of the Funds. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Funds may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Funds may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Funds at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Funds may include in their sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Funds. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Funds' investments, and from total return which is a measure of the income actually earned by the Funds' investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Funds' performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Funds. Distribution rates will be computed separately for each class of the Funds' shares.

     From time to time, the Funds' marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Funds' marketing materials may also show the Funds' asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Funds compare relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Funds may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Funds published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Funds' shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Funds' performance. The Funds will include performance data for each class of shares of the Funds in any advertisement or information including performance data of the Funds.

     The Funds may also utilize performance information in hypothetical illustrations. For example, the Funds may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Funds' Boards of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Funds' portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Funds and the Adviser to the Funds' shareholders. The Funds and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. The Funds' Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Funds' public web site. On its public web site, the Funds currently makes available:

     - Calendar Quarters: Complete portfolio holdings of the Funds and the Underlying Funds at least 31 days after the end of each calendar quarter.

     - Monthly: Top 10 (or top 15) largest portfolio holdings of the Funds and the Underlying Funds at least 15 business days after the end of each month.

     The Funds provide a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Funds have a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Funds' Boards of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Funds may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Funds and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Funds non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Funds' Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Funds' shareholders may, in some circumstances, elect to redeem their shares of the Funds in exchange for their pro rata share of the securities held by the Funds. In such circumstances, pursuant to the Policy, such Funds shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Funds may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Funds may disclose portfolio holdings to transition managers, provided that the Funds have entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Funds or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Funds' Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Funds and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Funds shareholders; and

     - monitor potential conflicts of interest between Funds shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Funds, the

       Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Funds' disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Funds have entered into ongoing arrangements to make available public and/or non-public information about the Funds' portfolio holdings. The Funds currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                            INFORMATION DISCLOSED     FREQUENCY (1)         LAG TIME
----                            ---------------------  -------------------  -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*).................  Full portfolio         Daily basis                 (2)
                                holdings
Institutional Shareholder
  Services (ISS) (proxy voting
  agent) (*)..................  Full portfolio         Twice a month               (2)
                                holdings
FT Interactive Data Pricing
  Service Provider (*)........  Full portfolio         As needed                   (2)
                                holdings
Van Kampen Investor
  Services Inc. (*)...........  Full portfolio         As needed                   (2)
                                holdings
FUND RATING AGENCIES
Morningstar (**)..............  Full portfolio         Quarterly basis      Approximately 30
                                holdings                                    days after
                                                                            quarter end
CONSULTANTS AND ANALYSTS
CTC Consulting, Inc. (**) ....  Top Ten and Full       Quarterly basis      Approximately 15
                                portfolio holdings                          days after
                                                                            quarter end and
                                                                            approximately 30
                                                                            days after
                                                                            quarter end,
                                                                            respectively
Fund Evaluation Group (**)....  Top Ten portfolio      Quarterly basis      At least 15 days
                                holdings (3)                                after quarter end
Hammond Associates (**).......  Full portfolio         Quarterly basis      At least 30 days
                                holdings (4)                                after quarter end
Hartland & Co. (**)...........  Full portfolio         Quarterly basis      At least 30 days
                                holdings (4)                                after quarter end
Mobius (**)...................  Top Ten portfolio      Monthly basis        At least 15 days
                                holdings (3)                                after month end
Nelsons (**)..................  Top Ten holdings (3)   Quarterly basis      At least 15 days
                                                                            after quarter end
Prime Buchholz & Associates,
  Inc. (**)...................  Full portfolio         Quarterly basis      At least 30 days
                                holdings (4)                                after quarter end

NAME                            INFORMATION DISCLOSED     FREQUENCY (1)         LAG TIME
----                            ---------------------  -------------------  -----------------
PSN (**)......................  Top Ten holdings (3)   Quarterly basis      At least 15 days
                                                                            after quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).........  Top Ten and Full       Monthly and          At least 15 days
                                portfolio holdings     quarterly basis      after month end
                                                                            and at least 30
                                                                            days after
                                                                            quarter end,
                                                                            respectively
Thompson Financial (**).......  Full portfolio         Quarterly basis      At least 30 days
                                holdings (4)                                after quarter end
Yanni Partners (**)...........  Top Ten portfolio      Quarterly basis      At least 15 days
                                holdings (3)                                after quarter end

------------------------------------

 (*) This entity has agreed to maintain the Funds non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Funds do not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

     The Funds may also provide Funds' portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Funds or the Adviser. These persons currently are (i) the Funds' independent registered public accounting firm (as of the Funds' fiscal year end and on an as needed basis), (ii) counsel to the Funds (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and
(iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Funds' independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy. Attached hereto as Appendix A is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Funds' most recent proxy voting record filed with the SEC will also available without charge on our web site at www.vankampen.com. The Funds' proxy voting record will also be available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Funds perform an annual audit of the Funds' financial statements. The Funds' Boards of Trustees has engaged Deloitte & Touche LLP located at 111 South Wacker Drive, Chicago, Illinois, to be the Funds' independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENT

Van Kampen Retirement Strategy Trust


Statement of Assets and Liabilities
August 27, 2008

                                                                   VAN KAMPEN
                                                                  IN RETIREMENT
                                                                      FUND
                                                                  -------------
Assets:
Cash........................................................        $100,000
Deferred offering costs.....................................          72,500
                                                                    --------
     Total Assets...........................................        $172,500
                                                                    --------
Liabilities:
Payable for deferred offering costs.........................        $ 72,500
                                                                    --------
Net Assets..................................................        $100,000
                                                                    ========
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share(Based on
     net assets of $25,000 and 2,500 shares of beneficial
     interest issued and outstanding).......................        $  10.00
     Maximum sales charge (5.75%* of offering price)........            0.61
                                                                    --------
     Maximum offering price to public.......................        $  10.61
                                                                    --------
  Class C Shares:
     Net asset value and offering price per share(Based on
     net assets of $25,000 and 2,500 shares of beneficial
     interest issued and outstanding).......................        $  10.00
                                                                    ========
  Class I Shares:
     Net asset value and offering price per share(Based on
     net assets of $25,000 and 2,500 shares of beneficial
     interest issued and outstanding).......................        $  10.00
                                                                    --------
  Class R Shares:
     Net asset value and offering price per share(Based on
     net assets of $25,000 and 2,500 shares of beneficial
     interest issued and outstanding).......................        $  10.00
                                                                    --------

------------------------------------

* On sales of $50,000 or more, the sales charge will be reduced.

See accompanying notes to statement of assets and liabilities.

Van Kampen Retirement Strategy Trust

Notes to Statement of Assets and Liabilities

NOTE 1. ORGANIZATION

     The Van Kampen Retirement Strategy Trust (the "Trust"), comprised of ten funds: Van Kampen 2050 Retirement Strategy Fund, Van Kampen 2045 Retirement Strategy Fund, Van Kampen 2040 Retirement Strategy Fund, Van Kampen 2035 Retirement Strategy Fund, Van Kampen 2030 Retirement Strategy Fund, Van Kampen 2025 Retirement Strategy Fund, Van Kampen 2020 Retirement Strategy Fund, Van Kampen 2015 Retirement Strategy Fund, Van Kampen 2010 Retirement Strategy Fund and Van Kampen In Retirement Strategy Fund (collectively, the "Funds"), was organized under the laws of the state of Delaware on February 12, 2008. Each Fund is registered as a diversified series of the Trust, an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's (except for In Retirement Strategy Fund) primary investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. Van Kampen In Retirement Strategy Fund's investment objective is to seek current income consistent with preservation of capital. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust has had no operations to date other than matters relating to its organization and registration and the sale and issuance to Van Kampen Investments Inc., an affiliate of Van Kampen Asset Management (the "Adviser"), of 2,500 shares of beneficial interest of Van Kampen In Retirement Fund classes A,C,I and R shares, for a total of 10,000 shares and an aggregate purchase price of $100,000 on August 27, 2008.

Note 2. Accounting Policies

     Organization Expenses and Offering Costs. Organization Expenses include, among other things, the cost of formation of the Trust, including the cost of legal services pertaining to the organization and formation of the Trust and costs of independent accountants to audit the financial statements of the Trust. Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement and the costs of filings to register the shares. The Trust's offering costs are amortized over a 12 month period. The Trust's direct portion of Organization Expenses and offering costs was approximately $72,500. Organization Expenses of the Trust of $10,000 will be expensed upon commencement of operations.

     Use of Estimates & Indemnifications. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in the preparation of its statement of assets and liabilities. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the statement of assets and liabilities. Actual results may differ from those estimates.

     The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

     Federal Income Tax. The Funds intend to each qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the statement of assets and liabilities.

Note 3. Agreements

     Investment Advisory Agreements. Van Kampen Asset Management (the "Adviser") provides certain day to day investment management services to the Funds under the terms of an investment advisory agreement (the "Agreement"). Under the agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to .10% of each Fund's average daily net assets.

     Custodian Agreement. State Street Bank and Trust Company (the "Custodian") will serve as custodian for the Funds. The Custodian will hold cash, securities, and other assets of the Funds as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen In Retirement Strategy Fund:

     We have audited the accompanying statement of assets and liabilities of Van Kampen In Retirement Strategy Fund (the "Fund") , a portfolio in the Van Kampen Retirement Strategy Trust (the "Trust"), as of August 27, 2008. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Van Kampen In Retirement Strategy Fund as of August 27, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
September 2, 2008

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

          - Approval of financial statements and auditor reports.

          - General updating/corrective amendments to the charter.

          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1. We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          - Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1. We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS:

     (a) (1)      Amended and Restated Agreement and Declaration of Trust+
         (2)      Certificates of Designation+
             (a)  Van Kampen 2010 Retirement Strategy Fund+
             (b)  Van Kampen 2015 Retirement Strategy Fund+
             (c)  Van Kampen 2020 Retirement Strategy Fund+
             (d)  Van Kampen 2025 Retirement Strategy Fund+
             (e)  Van Kampen 2030 Retirement Strategy Fund+
             (f)  Van Kampen 2035 Retirement Strategy Fund+
             (g)  Van Kampen 2040 Retirement Strategy Fund+
             (h)  Van Kampen 2045 Retirement Strategy Fund+
             (i)  Van Kampen 2050 Retirement Strategy Fund+
             (j)  Van Kampen In Retirement Strategy+
     (b)          Amended and Restated Bylaws+
     (c)          Specimen Share Certificate+
     (d) (1)      Form of Investment Advisory Agreement+
         (2)      Form of Investment Subadvisory Agreement+
     (e) (1)      Amended and Restated Distribution and Service Agreement+
         (2)      Form of Dealer Agreement+
     (f) (1)      Form of Trustee Deferred Compensation Plan+
         (2)      Form of Trustee Retirement Plan+
     (g) (1) (a)  Custodian Contract+
             (b)  Amendment dated May 24, 2001 to the Custodian Contract+
             (c)  Amendment dated October 3, 2005 to the Custodian Contract+
         (2)      Amended and Restated Transfer Agency and Service Agreement+
     (h) (1)      Data Access Services Agreement+
         (2) (a)  Fund Accounting Agreement+
             (b)  Amendments to Fund Accounting Agreement+
     (h) (3)      Amended and Restated Legal Services Agreement+
     (i)          Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
                  LLP+
     (j)          Consent of independent registered public accounting firm+
     (k)          Not Applicable
     (l)          Not Applicable
     (m) (1)      Plan of Distribution pursuant to Rule 12b-1+
         (2)      Form of Shareholder Assistance Agreement+
         (3)      Form of Administrative Services Agreement+
         (4)      Service Plan+
         (5)      Form of Shareholder Servicing Agreement+
     (n)          Third Amended and Restated Multi-Class Plan+
     (p) (1)      Code of Ethics of the Investment Adviser and the
                  Distributor+
         (2)      Code of Ethics of the Fund+

     (q)          Power of Attorney+
     (z) (1)      List of certain investment companies in response to Item
                  27(a)+
         (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+

---------------
 + Filed herewith.

++ To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See Statement of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of
(i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectuses and "Trustees and Officers" and "Investment Advisory Agreement" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated herein.

     (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement or on Exhibit
(z)(2), none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940 as amended and the Rules thereunder to be maintained (i) by the Registrant will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 and (iii) all such accounts, books and other documents required to be maintained by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN RETIREMENT STRATEGY TRUST, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 7(th) day of October, 2008.


                                          VAN KAMPEN RETIREMENT STRATEGY TRUST

                                          By:     /s/ JERRY W. MILLER
                                            ------------------------------------
                                                      Jerry W. Miller,
                                             President and Principal Executive
                                                           Officer


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on October 7, 2008 by the following persons in the capacities indicated:


                     SIGNATURES                                            TITLES
                     ----------                                            ------
Principal Executive Officer:

                 /s/ JERRY W. MILLER                   President and Principal Executive Officer
-----------------------------------------------------
                   Jerry W. Miller




Principal Financial Officer:




               /s/ STUART N. SCHULDT*                  Chief Financial Officer and Treasurer
-----------------------------------------------------
                  Stuart N. Schuldt




Trustees:

                 /s/ DAVID C. ARCH*                    Trustee
-----------------------------------------------------
                    David C. Arch




                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate




                  /s/ ROD DAMMEYER*                    Trustee
-----------------------------------------------------
                    Rod Dammeyer




               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy




                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy




                 /s/ HOWARD J KERR*                    Trustee
-----------------------------------------------------
                    Howard J Kerr




                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson




              /s/ HUGO F. SONNENSCHEIN*                Trustee
-----------------------------------------------------
                Hugo F. Sonnenschein




                     SIGNATURES                                            TITLES
                     ----------                                            ------

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen




               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

* Signed by Edward J. Meehan pursuant to a power of attorney filed herewith.

                /s/ EDWARD J. MEEHAN
-----------------------------------------------------
                  Edward J. Meehan
                  Attorney-in-Fact


                                                                 October 7, 2008

                      VAN KAMPEN RETIREMENT STRATEGY TRUST
                         INDEX TO EXHIBITS TO FORM N-1A
             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

       EXHIBIT
       NUMBER     EXHIBIT
       -------    -------
     (a) (1)      Amended and Restated Agreement and Declaration of Trust
         (2)      Certificates of Designation
             (a)  Van Kampen 2010 Retirement Strategy Fund
             (b)  Van Kampen 2015 Retirement Strategy Fund
             (c)  Van Kampen 2020 Retirement Strategy Fund
             (d)  Van Kampen 2025 Retirement Strategy Fund
             (e)  Van Kampen 2030 Retirement Strategy Fund
             (f)  Van Kampen 2035 Retirement Strategy Fund
             (g)  Van Kampen 2040 Retirement Strategy Fund
             (h)  Van Kampen 2045 Retirement Strategy Fund
             (i)  Van Kampen 2050 Retirement Strategy Fund
             (j)  Van Kampen In Retirement Strategy
     (b)          Amended and Restated Bylaws
     (c)          Specimen Share Certificate
     (d) (1)      Form of Investment Advisory Agreement
         (2)      Form of Investment Subadvisory Agreement
     (e) (1)      Amended and Restated Distribution and Service Agreement
         (2)      Form of Dealer Agreement
     (f) (1)      Form of Trustee Deferred Compensation Plan
         (2)      Form of Trustee Retirement Plan
     (g) (1) (a)  Custodian Contract
             (b)  Amendment dated May 24, 2001 to the Custodian Contract
             (c)  Amendment dated October 3, 2005 to the Custodian Contract
         (2)      Amended and Restated Transfer Agency and Service Agreement
     (h) (1)      Data Access Services Agreement
         (2) (a)  Fund Accounting Agreement
             (b)  Amendments to Fund Accounting Agreement
     (h) (3)      Amended and Restated Legal Services Agreement
     (i)          Opinion and consent of Skadden, Arps, Slate, Meagher & Flom
                  LLP
     (j)          Consent of independent registered public accounting firm
     (m) (1)      Plan of Distribution pursuant to Rule 12b-1
         (2)      Form of Shareholder Assistance Agreement
         (3)      Form of Administrative Services Agreement
         (4)      Service Plan
         (5)      Form of Shareholder Servicing Agreement

       EXHIBIT
       NUMBER     EXHIBIT
       -------    -------
     (n)          Third Amended and Restated Multi-Class Plan
     (p) (1)      Code of Ethics of the Investment Adviser and the Distributor
         (2)      Code of Ethics of the Fund
     (q)          Power of Attorney
     (z) (1)      List of certain investment companies in response to Item
                  27(a)
         (2)      List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)